                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ]    Confidential, for Use of the Commission
                                                  Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            NEXTERA ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                                 [NEXTERA LOGO]

                        343 Congress Street, Suite 2100
                        Boston, Massachusetts 02210-1215
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 12, 2001
TO OUR STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nextera Enterprises, Inc., a Delaware corporation, will be held at the Boston Marriott Long Wharf, 296 State Street, Boston, Massachusetts on July 12, 2001 at 9 a.m. local time, for the following purposes:

     1. To elect eleven directors to hold office until the Annual Meeting of Stockholders following fiscal 2001. Our current Board of Directors has nominated and recommends for election as directors the following eleven persons:


       Roger Brossy             Steven B. Fink         Vincent C. Perro       David Schneider

       Gregory J. Clark         Keith D. Grinstein     Richard V. Sandler     Karl L. Sussman

       Ralph Finerman           Stanley E. Maron       Richard L. Sandor

     2. To approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 75,000,000 to 95,000,000 shares.

     3. To approve an amendment and restatement of the 1998 Amended and Restated Equity Participation Plan of Nextera Enterprises, Inc.

     4. To approve the Nextera Enterprises, Inc. Employee Stock Purchase Plan.

     5. To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2001.

     6. To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

     The Board of Directors has fixed the close of business on June 13, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation, adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ STEVEN B. FINK
                                          Steven B. Fink
                                          Chairman of the Board of Directors
Boston, Massachusetts
June 20, 2001

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

                                 [NEXTERA LOGO]
                        343 Congress Street, Suite 2100
                        Boston, Massachusetts 02210-1215
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Nextera Enterprises, Inc. for use at the Annual Meeting of Stockholders to be held on July 12, 2001, at 9 a.m. local time, or at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Boston Marriott Long Wharf, 296 State Street, Boston, Massachusetts. The approximate date on which this proxy statement and the accompanying proxy card were first sent to stockholders was June 26, 2001.

SOLICITATION

     We will bear the cost of soliciting proxies for the upcoming Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such stock, and we will reimburse them for their reasonable expenses in doing so. In addition to soliciting proxies by mail, we and our directors, officers and regular employees may also solicit proxies personally, by telephone or by other appropriate means. No additional compensation will be paid to our directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Stockholders of record at the close of business on June 13, 2001 (the "record date") are entitled to receive notice of and to vote at the Annual Meeting. As of May 25, 2001, we had outstanding and entitled to vote approximately 31,371,419 shares of our Class A Common Stock, par value $0.001 per share, and 3,873,930 shares of our Class B Common Stock, par value $0.001 per share.

     Holders of our Class A Common Stock of record on the record date will be entitled to one vote on all matters to be voted upon for each share of Class A Common Stock held. Holders of our Class B Common Stock of record on the record date will be entitled to ten votes on all matters to be voted upon for each share of Class B Common Stock held.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (i.e., shares held by a broker or nominee that are represented at the meeting but which the broker or nominee is not empowered to vote on a particular proposal) are counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive offices, 343 Congress Street, Suite 2100, Boston, Massachusetts 02210-1215, a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record at the close of business on June 13, 2001 may vote in person if present at the meeting, whether or not he or she has previously given a proxy. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of eleven members. Our Amended and Restated Bylaws provide that our Board of Directors shall be elected at the annual meeting of stockholders and each director shall serve until such person's successor is elected and qualified or until such person's death, retirement, resignation or removal. Our Amended and Restated Certificate of Incorporation and Bylaws provide that the number of directors that shall constitute the whole Board of Directors shall not be less than seven and not more than thirteen directors, the exact number of directors to be determined by one or more resolutions adopted from time to time by the Board of Directors. The authorized number of directors is currently set at eleven. Each of the nominees for election is currently a member of our Board of Directors, except for Mr. Sussman. If elected at the Annual Meeting, each of the eleven nominees would serve until our Annual Meeting of Stockholders following fiscal 2001, in each case until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eleven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as our Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

     Biographical information for each person nominated as a director is set forth below.

ROGER BROSSY

     Mr. Brossy, 41, currently serves as a Director of Nextera, a position he has held since August 1998. Mr. Brossy was elected as Director pursuant to the terms of a stockholders agreement entered into in connection with our acquisitions of Sibson & Company, L.P. and Sibson Canada, Inc. Mr. Brossy also serves as a Principal of Sibson & Company, LLC, our subsidiary, a position he has held since 1987. Mr. Brossy has held various management and consulting positions with Sibson since 1985. From 1981 to 1985, Mr. Brossy was a consultant with Hay Associates, a human resources consulting firm.

GREGORY J. CLARK

     Mr. Clark, 58, currently serves as a Director of Nextera, a position he has held since January 2000. Mr. Clark is also Vice Chairman of Knowledge Universe, the parent company of a diverse group of operating companies, including Nextera, with a common theme of helping individuals and businesses to realize their full potential, a position he has held since January 2000. Mr. Clark also serves as an officer or director of approximately five other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera, which have a common theme of helping individuals and businesses to realize their full potential. From 1998 to 1999, Mr. Clark served as President and Chief Operating Officer of Loral Space & Communications, which manufactured satellites and provided satellite services and communications. From 1994 to 1998, Mr. Clark served as President of News Technology Group, a division of News Corporation, which provided technology strategy and integration for News Corporation. From 1988 to 1994, Mr. Clark served as Director of Science and Technology for IBM in Australia.

RALPH FINERMAN

     Mr. Finerman, 65, currently serves as a Director of Nextera, a position he has held since August 1998. Mr. Finerman is also a Director of Nextera Enterprises Holdings, Inc., a holding company through which Knowledge Universe holds its controlling interest in Nextera, a position he has held since February 1999. Mr. Finerman also serves as an assistant secretary, secretary and/or director of approximately ten other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera, which have a common theme of helping individuals and businesses to realize their full potential. Mr. Finerman is a CPA and an attorney and practiced in New York prior to forming RFG Financial Group, Inc., a financial advisory group, in 1994. Mr. Finerman currently serves as President of RFG Financial Group, a position he has held since 1994.

KEITH D. GRINSTEIN

     Mr. Grinstein, 40, currently serves as a Director of Nextera, a position he has held since January 2000. Mr. Grinstein is Vice Chairman of the Board of Directors of Nextel International, Inc., which builds and operates wireless systems. Mr. Grinstein has been a member of Nextel's Board of Directors since January 1996, its President from January 1996 until March 1999 and its Chief Executive Officer from January 1996 until August 1999. From January 1991 to December 1995, Mr. Grinstein was President and Chief Executive Officer of the aviation communications division of AT&T Wireless Services, Inc., formerly McCaw Cellular Communications, Inc. Mr. Grinstein also held a number of positions at McCaw Cellular Communications and its subsidiaries, including Vice President and Assistant General Counsel of McCaw Cellular Communications and Vice President, General Counsel and Secretary of LIN Broadcasting Company. Mr. Grinstein is also a Director of The Ackerley Group, Inc. and F5 Networks, Inc. Mr. Grinstein serves on our Audit Committee.

STEVEN B. FINK

     Mr. Fink, 50, currently serves as Chairman of the Board of Directors. Mr. Fink is also a Director of Nextera Enterprises Holdings, Inc., a position he has held since February 1999, Vice Chairman and Treasurer of Knowledge Universe, Inc., positions he has held since August 1998. Mr. Fink also serves as a chief executive officer, president, chief financial officer, treasurer, secretary and/or director of approximately twenty other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera, which have a common theme of helping individuals and businesses to realize their full potential. In addition, Mr. Fink is a Director of Spring Group, PLC, a business consulting firm, a position he has held since August 1996. From December 1993 to December 1996, Mr. Fink was Vice President of MC Group, a business consulting firm. Mr. Fink was President of East West Capital, an investment firm, from 1989 to December 1993.

STANLEY E. MARON

     Mr. Maron, 53, currently serves as a Director and as Secretary of Nextera, positions he has held since our inception. Mr. Maron is also Director and Secretary of Nextera Enterprises Holdings, Inc., positions he has held since February 1999, and serves as a manager, vice president, assistant secretary, secretary and/or director of approximately sixty other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera, which have a common theme of helping individuals and businesses to realize their full potential. Mr. Maron is a senior partner in the law firm of Maron & Sandler, a position he has held since September 1994.

VINCENT C. PERRO

     Mr. Perro, 47, currently serves as a Director of Nextera and as Chief Operating Officer of Nextera, a position he has held since September 2000. Mr. Perro served as President of International Operations for Sibson & Company, L.P., from August 1998 until September 2000 and served as its Financial Services Practice Director from February 1990 until August 1998. Prior to joining Sibson & Company, L.P. in 1987, Mr. Perro was Chief Administrative Officer of the Public Finance Division of E. F. Hutton & Company.

RICHARD V. SANDLER

     Mr. Sandler, 52, currently serves as a Director of Nextera, a position he has held since our inception. Mr. Sandler is also a Director of Nextera Enterprises Holdings, Inc., a position he has held since February 1999. Mr. Sandler also serves as a director of approximately five other privately-held affiliates of Knowledge Universe and subsidiaries of Nextera, which have a common theme of helping individuals and businesses to realize their full potential. Mr. Sandler is a senior partner in the law firm of Maron & Sandler, a position he has held since September 1994.

RICHARD L. SANDOR, PH.D.

     Dr. Sandor, 60, currently serves as a Director of Nextera, a position he has held since January 2000. Dr. Sandor is Chairman of the Board of Directors and Chief Executive Officer of Environmental Financial Products L.L.C., which specializes in developing and trading in environmental, financial and commodity markets, positions he has held since 1998. In 1997 and 1998, Dr. Sandor served as Second Vice Chairman-Strategy for the Chicago Board of Trade. Prior to that time, and since 1996, Dr. Sandor served as Chairman of the Board of Directors and Chief Executive Officer of Centre Financial Products, a risk management firm that specialized in derivative market applications for the development of new products and markets, and as Chairman of the Board of Directors of Hedge Financial Products, which specialized in the securitization of insurance risk, and the embedding of commodity and financial derivative features in traditional insurance products. Dr. Sandor is on the Board of Governors of The School of the Art Institute of Chicago, a position he has held since April 1974. Dr. Sandor serves on our Audit and Compensation Committees.

DAVID SCHNEIDER

     Mr. Schneider, 41, currently serves as a Director of Nextera, a position he has held since October 2000, and as President and Chief Executive Officer of Nextera, positions he has held since October 2000. From October 1998 to October 2000, Mr. Schneider served as Global Leader of strategic planning for the Management Consulting Services division of PricewaterhouseCoopers. Mr. Schneider also served as the Americas Theatre Leader for PricewaterhouseCoopers' strategic change practice from September 1999 to June 2000, and as the West Region Leader for PricewaterhouseCoopers' strategic change practice from July 1996 to June 1999, where he had general management responsibilities. Previously, Mr. Schneider held a number of management positions at Ernst & Young, General Electric and Grumman Aerospace Corporation.

KARL L. SUSSMAN

     Mr. Sussman, 61, is a nominee to serve as a Director of Nextera. Mr. Sussman is a Senior Vice President of Credit Suisse First Boston (formerly Donaldson Lufkin & Jenrette), a position he has held since June 1987. In addition, Mr. Sussman was President of the Jewish Big Brothers of Los Angeles in 1999 and 2000, President of Friends of Sheba "Support Group Largest Hospital in Israel" in 1987, President of Guardians of the Jewish Home for the Aging in 1985 and founded the Skirball Cultural Center in 1996.

                      THE BOARD OF DIRECTORS RECOMMENDS A
                      VOTE "FOR" EACH NOMINEE NAMED ABOVE.

                           COMPENSATION OF DIRECTORS

     Directors are reimbursed for all expenses incurred in connection with attendance at Board of Directors and Committee meetings, but do not otherwise receive any compensation for services as a director. In 2000, pursuant to our Amended and Restated 1998 Equity Participation Plan, as compensation for services as a director we granted options to purchase 35,000 shares of our Class A Common Stock to each of Messrs. Rose, a current director not standing for reelection, Sandler, Maron, and Finerman, and 50,000 shares of our Class A Common Stock to each of Messrs. Clark, Grinstein and Dr. Sandor. Following the Annual Meeting, we intend to evaluate director compensation and we may implement a more extensive program for non-employee directors.

                          BOARD AND COMMITTEE MEETINGS

     Our Board held a total of seven meetings during the year ended December 31, 2000. During the past fiscal year, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of committees of the Board on which he served during the period in which he was a director or committee member. The Board has established an Audit Committee and a Compensation Committee. We do not have a Nominating Committee or any other committee.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee consists of Mr. Grinstein, Mr. Rose and Dr. Sandor. The Audit Committee makes recommendations concerning the engagement of independent public accountants; reviews the scope of the audit examination, including fees and staffing; reviews the independence of the auditors; reviews non-audit services provided by the auditors; reviews findings and recommendations of auditors and management's response; and reviews the internal audit and control function. The Audit Committee held one meeting during the year ended December 31, 2000.

     The Compensation Committee consists of Mr. Rose and Dr. Sandor. The Compensation Committee reviews management compensation programs, approves compensation changes for senior executive officers, reviews compensation changes for senior management and other employees and approves grants and administers awards under our option plans. The Compensation Committee held three meetings during the year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.

                                   MANAGEMENT

     Biographical information for the executive officer and the other key employee who are not directors is set forth below. There are no family relationships between any director or executive officer and any other director or executive officer. Executive officers serve at the discretion of the Board of Directors. Officers are elected by the Board of Directors annually at its first meeting following the Annual Meeting of Stockholders.

EXECUTIVE OFFICER

MICHAEL P. MULDOWNEY

     Mr. Muldowney, 37, joined us in May 1997 as Vice President, Finance and currently serves as our Chief Financial Officer, a position he has held since May 1998, and as a chief financial officer, vice president, manager, treasurer, assistant secretary and/or secretary of approximately ten of the subsidiaries of Nextera, which have a common theme of helping individuals and businesses to realize their full potential. Mr. Muldowney is a certified public accountant and was Corporate Controller as well as a Principal of Mercer Management Consulting, Inc. from 1992 to May 1997, and held various other financial management positions with Mercer from 1989 to 1992.

KEY EMPLOYEE

DENNIS W. CARLTON

     Mr. Carlton, 50, currently serves as President of Lexecon, which provides economic and financial analysis and litigation support, a position he has held since November 1997. Mr. Carlton also serves as a director and as Secretary of Lexecon, positions he has held since prior to 1996. Prior to becoming President, Mr. Carlton served as Executive Vice President of Lexecon. Mr. Carlton is a Professor of Economics at The University of Chicago's Graduate School of Business, a position he has held since 1984.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Class A Common Stock, Class B Common Stock and other equity securities. Officers, directors and greater-than-ten-percent stockholders are required by Commission regulations to furnish us copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to the us, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-ten-percent beneficial owners were complied with, except that Mr. Perro filed a late Form 3 to report his initial holdings upon becoming a Chief Operating Officer, and Mr. Schneider filed a Form 5 to report 3,500 shares acquired in the open market before he began his employment, which shares should have been reported on the Form 3 reporting his initial holdings upon becoming Chief Executive Officer and President.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of our Class A Common Stock and Class B Common Stock as of April 30, 2001, by (i) all those known by us to be beneficial owners of more than 5% of our Common Stock; (ii) each of our directors; (iii) our Chief Executive Officer and our other four most highly paid executive officers; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Unless otherwise indicated, the address of the persons named below is care of Nextera Enterprises, Inc., 343 Congress Street, Suite 2100, Boston, MA 02210-1215.

                                       BENEFICIAL OWNERSHIP OF     BENEFICIAL OWNERSHIP       BENEFICIAL OWNERSHIP OF
                                            CLASS A COMMON          OF CLASS B COMMON          CLASS A AND B COMMON
                                             STOCK(1)(2)               STOCK(1)(2)                  STOCK(1)(2)
                                       ------------------------   ----------------------   -----------------------------
                                                                                                          PERCENT OF ALL
                                          SHARES       PERCENT       SHARES      PERCENT                      COMMON
                                       BENEFICIALLY       OF      BENEFICIALLY     OF       PERCENT OF        STOCK
      NAME OF BENEFICIAL OWNER             OWNED        CLASS        OWNED        CLASS    VOTING POWER    OUTSTANDING
      ------------------------         -------------   --------   ------------   -------   ------------   --------------
David Schneider......................      2,735            *             --        --            *               *
Steven B. Fink.......................         --           --             --        --           --              --
Vincent C. Perro.....................    256,179(3)         *             --        --            *               *
Roger Brossy.........................    218,203(4)         *             --        --            *               *
Michael P. Muldowney.................    108,130(5)         *         25,370         *            *               *
Gregory C. Clark.....................     16,667(6)         *             --        --            *               *
Ralph Finerman.......................     26,667(6)         *             --        --            *               *
Keith D. Grinstein...................     18,667(7)         *             --        --            *               *
Stanley E. Maron.....................     26,667(6)         *             --        --            *               *
Michael D. Rose......................     26,667(6)         *             --        --            *               *
Richard V. Sandler...................     26,667(6)         *             --        --            *               *
Richard L. Sandor, Ph.D. ............     16,667(6)         *             --        --            *               *
Nextera Enterprises Holdings,
  Inc. ..............................  8,810,000(8)      28.1      3,844,200      99.9         67.6            35.6
Lawrence J. Ellison..................  8,810,000(8)      28.1      3,844,200      99.9         67.6            35.6
Michael R. Milken....................  8,810,000(8)      28.1      3,844,200      99.9         67.6            35.6
Lowell J. Milken.....................  8,810,000(8)      28.1      3,844,200      99.9         67.6            35.6
All directors and executive
  officers as a group (12 persons)...    743,916(9)       2.4         25,370         *          1.4             2.2

---------------
 * Indicates beneficial ownership of less than 1.0% of the outstanding Class A or Class B Common Stock, as applicable.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days hereof are deemed outstanding and to be beneficially owned by the person holding such options for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table possesses the sole voting and disposition power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2) Based on approximately 31,371,419 shares of Class A Common Stock and 3,873,930 shares of Class B Common Stock outstanding as of April 30, 2001.

(3) Includes 25,000 shares issuable with respect to options exercisable within 60 days of April 30, 2001 and 46,236 shares of Class A Common Stock held by the Perro Children Irrevocable Trust. Mr. Perro has disclaimed all beneficial ownership of such shares.

(4) Includes 14,000 shares issuable with respect to options exercisable within 60 days of April 30, 2001.

(5) Includes 37,500 shares issuable with respect to options exercisable within 60 days of April 30, 2001 and 9,000 shares of Class A Common Stock held by the Muldowney Children Irrevocable Trust. Mr. Muldowney has disclaimed all beneficial ownership of such shares.

(6) Represents shares issuable with respect to options exercisable within 60 days of April 30, 2001.

(7) Includes 16,667 shares issuable with respect to options exercisable within 60 days of April 30, 2001.

(8) Lawrence J. Ellison, Michael R. Milken, and Lowell J. Milken may each be deemed to have the power to direct the voting and disposition of, and to share beneficial ownership of, any shares of Common Stock owned by Nextera Enterprises Holdings, Inc. Lawrence J. Ellison, Michael R. Milken, and Lowell J. Milken may be deemed to be a group within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Lawrence J. Ellison is Chairman and Chief Executive Officer of Oracle Corporation and a Director of Knowledge Universe, LLC, and Knowledge Universe, Inc. Michael R. Milken is Chairman of the Board of Directors of Knowledge Universe, LLC and Knowledge Universe, Inc. On February 24, 1998, without admitting or denying any liability, Michael R. Milken consented to the entry of a final judgment in the U.S. District Court for the Southern District of New York in Securities and Exchange Commission v. Michael R. Milken et al., which judgment was entered on February 26, 1998, restraining and enjoining Michael R. Milken from associating with any broker, dealer, investment advisor, investment company, or municipal securities dealer and from violating Section 15(a) of the Exchange Act. Lowell J. Milken is Vice-Chairman of the Board of Directors of Knowledge Universe, LLC and Knowledge Universe, Inc. and the brother of Michael R. Milken.

(9) Includes 233,166 shares issuable with respect to options exercisable within 60 days of April 30, 2001, 46,236 shares of Class A Common Stock held by the Perro Children Irrevocable Trust of which Mr. Perro has disclaimed all beneficial ownership, and 9,000 shares of Class A Common Stock held by the Muldowney Children Irrevocable Trust of which Mr. Muldowney has disclaimed all beneficial ownership.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid or accrued for the year ended December 31, 1998, for the year ended December 31, 1999 and for the year ended December 31, 2000 for our Chief Executive Officer, our former Chief Executive Officer and our four other most highly compensated executive officers whose compensation exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           -------------
                                                         ANNUAL             SECURITIES
                                                      COMPENSATION          UNDERLYING
                                       FISCAL    -----------------------      OPTIONS        ALL OTHER
          NAME AND POSITION             YEAR        SALARY       BONUS     (# OF SHARES)    COMPENSATION
          -----------------            ------    ------------   --------   -------------    ------------
David Schneider(1)...................   2000       $136,538     $250,000     3,062,267(2)     $ 3,462
  Chief Executive Officer,
  President and Director
Steven B. Fink(3)....................   2000       $481,250           --            --             --
  Chairman of the Board of Directors
  and Former Chief Executive Officer    1999(4)    $100,165           --            --             --
Vincent C. Perro(5)..................   2000       $393,166     $276,000       400,000        $ 5,655
  Chief Operating Officer and
  Director
Roger Brossy.........................   2000       $366,666           --       179,700        $14,621
  Managing Director, Sibson and
  Director                              1999       $272,917     $ 76,500            --        $15,000(6)
                                        1998(7)    $ 83,333     $100,000        28,000             --
Michael P. Muldowney.................   2000       $236,672     $100,000       200,000             --
  Chief Financial Officer               1999       $191,000     $ 57,300            --        $   135(6)
                                        1998       $181,417     $ 40,950            --        $30,547(6)
James K. Burns(8)....................   2000       $475,007           --            --             --
  Former Managing Director,             1999(9)    $275,000     $ 67,552       200,000             --
  Technologies Solutions Group and
  Former Director

---------------
(1) Mr. Schneider was named Chief Executive Officer and President in October
    2000.

(2) Includes options to purchase 2,762,267 shares of our Class A Common Stock that were granted subject to stockholder approval of an amendment and restatement of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting. Also includes options that Nextera Enterprises Holdings granted to Mr. Schneider to purchase 300,000 shares of our Class A Common Stock owned by it (see "Compensation Arrangements and Employment Agreements").

(3) Mr. Fink was our Chief Executive Officer from October 1999 to October 2000.

(4) Represents compensation and awards from October 29, 1999, the date Mr. Fink joined Nextera, to December 31, 1999.

(5) Mr. Perro was named Chief Operating Officer in September 2000.

(6) Includes (i) for 1998, the dollar value of the difference between the price paid for shares of Class A Common Stock purchased in August 1998 and the fair market value of such Class A Common Stock on the date of purchase, (ii) the value of life insurance paid by the Company, and (iii) miscellaneous other benefits.

(7) Represents compensation and awards from August 31, 1998, the date Mr. Brossy joined Nextera, to December 31, 1998.

(8) Mr. Burns resigned as Managing Director of Nextera's Technologies Solutions Group in May 2000 and as director of Nextera in July 2000.

(9) Represents compensation from February 1, 1999, the date Mr. Burns joined Nextera, to December 31, 1999.

COMPENSATION ARRANGEMENTS AND EMPLOYMENT AGREEMENTS

DAVID SCHNEIDER

     On October 25, 2000, we entered into an employment agreement with David Schneider, our Chief Executive Officer and President, under which we agreed to pay Mr. Schneider a minimum annual base salary of $750,000 and an annual bonus to be determined by our Board of Directors of up to $750,000 if we equal or exceed our projected revenue and income figures. Mr. Schneider is also entitled to benefits under our benefit plans and is subject to a Noncompete, Non-Solicitation, Proprietary Information, Confidentiality and Inventions Agreement. Pursuant to the terms of the employment agreement we nominated Mr. Schneider, and he was elected, to serve on our Board of Directors. In connection with his appointment as our Chief Executive Officer and President, we granted Mr. Schneider options to purchase up to 2,762,267 shares of our Class A Common Stock, 1,912,267 of which are subject to stockholder approval of an amendment and restatement of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting, at an exercise price of $2.00 per share. All of these options are subject to adjustments for stock splits, reverse stock splits, stock dividends and other similar transactions affecting such shares.

     These options have a term of ten years and vest as follows:

          (1) 850,000 options will vest as follows: 212,500 options will vest on October 25, 2001 and every three months thereafter an additional 53,125 options will vest;

          (2) 912,267 options will vest as follows: 228,067 options will vest on October 25, 2001 and every three months thereafter an additional 57,017 options will vest; and

          (3) 1,000,000 options will vest on October 25, 2005. Notwithstanding the foregoing, at such time that the average closing price of our Class A Common Stock over the 180 days prior to October 25, 2003, as reported on the Nasdaq National Market or other national securities exchange upon which our Class A Common Stock may be listed in the future, equals or exceeds $10.00 per share or the Company's net income after tax equals or exceeds $12 million (excluding one time charges) during any period of twelve consecutive months from October 25, 2000 to October 25, 2003 then all of these options will vest.

     Notwithstanding the above:

          (1) if, during the period from October 25, 2000 to October 25, 2001, Mr. Schneider's employment with us terminates at any time for any reason other than as a result of his disability or dismissal for "cause," as defined below, any unvested options will vest;

          (2) if, after October 25, 2001, Mr. Schneider's employment with us terminates at any time for any reason other than as a result of his dismissal for "cause," as defined below, any unvested options will vest; or

          (3) if Mr. Schneider's employment with us is terminated for "cause," as defined below, all unvested options will terminate and become unexercisable.

     We can terminate Mr. Schneider's employment for "cause" if Mr. Schneider
(i) commits any willful act that constitutes gross misconduct of a type and kind which results in material economic harm to the Company; (ii) commits a willful violation of a federal or state law, rule or regulation applicable to the business of the Company of a type and kind that is materially adverse to the Company; or (iii) is convicted of, or enters a guilty or no contest plea, to a felony involving moral turpitude.

     In addition, in connection with Mr. Schneider's appointment as our Chief Executive Officer and President, Nextera Enterprises Holdings, Inc. granted Mr. Schneider options to purchase from it up to 300,000 shares of our Class A Common Stock held by it, at an exercise price of $2.00 per share, subject to adjustments for stock splits, reverse stock splits, stock dividends and other similar transactions affecting such shares. These options have a term of ten years and will vest as follows: 75,000 options will vest on October 25, 2001 and every three months thereafter an additional 18,750 options will vest.

     Notwithstanding the above:

          (1) if, during the period from October 25, 2000 to October 25, 2001, Mr. Schneider's employment with us terminates at any time for any reason other than as a result of his disability or dismissal for "cause," as defined below, any unvested options will vest;

          (2) if, after October 25, 2001, Mr. Schneider's employment with us terminates at any time for any reason other than as a result of his dismissal for "cause," as defined below, any unvested options will vest; or

          (3) if Mr. Schneider's employment with us is terminated for "cause," as defined below, all unvested options will terminate and become unexercisable.

VINCENT C. PERRO

     On September 30, 2000, we entered into an employment agreement with Vincent
C. Perro, our Chief Operating Officer. The agreement provides for a term of thirty months, which automatically renews for additional one-year periods unless either party provides at least 60 days notice of its intention not to renew. Pursuant to the agreement, Mr. Perro currently receives an annual base salary of $450,000 and an annual target bonus equal to 100% of his base salary, in an amount to be determined by our Board of Directors, as well as benefits under our benefit plans. Mr. Perro is also subject to noncompetition, nondisclosure, and nonsolicitation covenants. Pursuant to the terms of the agreement we nominated Mr. Perro, and he was elected, to serve on our Board of Directors. In connection with his appointment as our Chief Operating Officer, we granted Mr. Perro options to purchase up to 400,000 shares of our Class A Common Stock at an exercise price of $3.06 per share. All of these options are subject to adjustments for stock splits, reverse stock splits, stock dividends and other similar transactions affecting such shares. These options have a term of ten years and vest at a rate of 25% per year over four years.

MICHAEL P. MULDOWNEY

     On October 24, 2000, we entered into an employment agreement with Michael
P. Muldowney, our Chief Financial Officer. The agreement provides for a term of one year, which automatically renews for additional one-year periods unless either party provides at least 30 days notice of its intention not to renew. Pursuant to the agreement, Mr. Muldowney currently receives an annual base salary of $285,000 and an annual bonus of up to 50% of his base salary, in an amount to be determined by our Board of Directors, as well as benefits under our benefit plans. Mr. Muldowney is also subject to noncompetition, nondisclosure, and nonsolicitation covenants.

ROGER BROSSY

     On August 31, 1998, Sibson & Company, LLC, our subsidiary, entered into an employment agreement with Roger Brossy, one of our Directors. The agreement has a term of two years, as well as automatic renewal on each subsequent anniversary for subsequent one-year terms unless either Mr. Brossy or Sibson gives written notice to the other not less than sixty days prior to such anniversary. Pursuant to the agreement, Mr. Brossy receives a minimum annual base salary of $375,000, an annual target bonus equal to 85% of his annual base salary pursuant to Sibson's Annual Incentive Plan, as well as benefits under Sibson's benefit plans. Under the agreement, Mr. Brossy purchased units of a predecessor entity at an aggregate purchase price of $218 that were ultimately converted into 1,554 shares of our Class A Common Stock.

     The agreement also provides that upon Sibson's termination of Mr. Brossy's employment, other than for cause, retirement, disability or death, Sibson shall:

          (1) pay Mr. Brossy the balance of his base salary and a pro-rata share of the applicable bonus to which he would have been entitled to receive through the end of the then applicable term;

          (2) cause any options granted to Mr. Brossy under our Amended and Restated 1998 Equity Participation Plan to vest to the extent of 50% of the remaining unvested portion of such options; and

          (3) continue to provide benefits upon the same terms and conditions then in effect on the date of termination through the then applicable term.

     Mr. Brossy is also subject to a Noncompete, Non-Solicitation, Proprietary Information, Confidentiality and Inventions Agreement.

STEVEN B. FINK

     On November 8, 2000, we entered into an agreement with Steven B. Fink revising the terms of his employment. Pursuant to this agreement, Mr. Fink agreed to serve as an "at will" employee and receive compensation of $2,500 per month. In addition, Mr. Fink agreed to waive all previously granted vested and unvested options to purchase shares of our Class A Common Stock. Mr. Fink remains entitled to benefits under our benefit plans.

OPTION GRANTS

     The following table sets forth information regarding stock options granted to the Named Executive Officers in 2000.

                          STOCK OPTION GRANTS IN 2000

                                                                                      POTENTIAL REALIZABLE
                                                 INDIVIDUAL GRANTS                      VALUE AT ASSUMED
                                ---------------------------------------------------      ANNUAL RATES OF
                                NUMBER OF      PERCENT OF                                  STOCK PRICE
                                SECURITIES    TOTAL OPTIONS                             APPRECIATION FOR
                                UNDERLYING     GRANTED TO     EXERCISE                   OPTION TERM(1)
                                 OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
             NAME                GRANTED       FISCAL 2000     ($/SH)       DATE         5%          10%
             ----               ----------    -------------   --------   ----------   ---------   ---------
David Schneider(2)............  2,762,267(3)      24.14%       $ 2.00     10/25/10    3,474,346   8,804,681
                                  300,000(4)        N/A        $ 2.00     10/25/10      377,336     956,245
Steven B. Fink(5).............         --            --        $   --           --           --
Vincent C. Perro..............    400,000           3.5%       $ 3.06     10/02/10      769,766   1,950,740
Roger Brossy..................     79,700             *        $ 9.13      2/24/10      457,621   1,159,703
                                  100,000             *        $1.625     10/27/10      102,195     258,983
Michael P. Muldowney..........    100,000             *        $ 9.13      2/24/10      574,180   1,455,086
James K. Burns................         --            --        $   --           --           --

---------------
 *  Indicates less than 1.0%.

(1) The potential realizable values are based on an assumption that the stock price of the Company's Class A Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term, net of the option exercise price. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the Commission and do not reflect our estimate of future stock price growth of the shares of the Class A Common Stock, nor do they give effect to any actual appreciation in the Class A Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common Stock and overall stock market conditions.

(2) Mr. Schneider was named Chief Executive Officer and President in October
    2000.

(3) Includes options to purchase 1,912,267 shares of our Class A Common Stock that were granted subject to stockholder approval of an amendment and restatement of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting.

(4) Represents options that Nextera Enterprises Holdings granted to Mr. Schneider to purchase 300,000 shares of our Class A Common Stock owned by it (see "Compensation Arrangements and Employment Agreements").

(5) Mr. Fink was our Chief Executive Officer from October 1999 through October 2000.

          2000 AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to the exercise of options to purchase our Class A Common Stock during the year ended December 31, 2000, and the unexercised options held and the value thereof at that date, for each of the Named Executive Officers.

                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                OPTIONS AT                     OPTIONS AT
                                 SHARES       VALUE         FISCAL YEAR-END(#)            FISCAL YEAR-END($)(1)
                               ACQUIRED ON   REALIZED   ---------------------------    ---------------------------
            NAME                EXERCISE       ($)      EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
            ----               -----------   --------   -----------   -------------    -----------   -------------
David Schneider..............      --           $--           --        3,062,267(2)       $--            $--
Steven B. Fink...............      --           $--           --               --          $--            $--
Vincent C. Perro.............      --           $--       25,000          425,000          $--            $--
Roger Brossy.................      --           $--       14,000          193,700          $--            $--
Michael P. Muldowney.........      --           $--       37,500          162,500          $--            $--

---------------
(1) Represents the closing price per share of the underlying shares on the last trading day of 2000 less the option exercise price multiplied by the number of shares. The closing value per share was $0.5625 on the last trading of 2000 as reported on the Nasdaq National Market.

(2) Of the options we granted to Mr. Schneider to purchase 2,762,267 shares of our Class A Common Stock, options to purchase 1,912,267 shares are subject to stockholder approval of an amendment and restatement of the Amended and Restated 1998 Equity Participation Plan at the Annual Meeting. Also includes options that Nextera Enterprises Holdings granted to Mr. Schneider to purchase 300,000 shares of our Class A Common Stock owned by it (see "Compensation Arrangements and Employment Agreements").

                               PERFORMANCE GRAPH

     The following graph compares total stockholder return on our Class A Common Stock since May 18, 1999 to two indices: the Nasdaq Composite Index, U.S. companies, and a peer group we have selected. The graph assumes an initial investment of $100 on May 18, 1999 and reinvestment of all dividends.

           COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT SINCE
                                  MAY 18, 1999

                              [PERFORMANCE GRAPH]

---------------------------------------------------------------------
                          05/1999  06/1999  12/1999  06/2000  12/2000
---------------------------------------------------------------------
 Nextera Enterprises,
  Inc.                    $100.00  $ 72.00  $144.10  $ 53.50  $  6.30
 Nasdaq Stock Market
  (U.S. Companies)        $100.00  $105.30  $159.50  $155.70  $ 95.90
 Self-Determined Peer
  Group                   $100.00  $100.90  $128.70  $112.30  $114.70
---------------------------------------------------------------------

     The closing stock price of our Class A Common Stock on December 29, 2000, the last trading day of 2000, was $0.5625.
---------------
(1) Our peer group is comprised of the following companies: Cambridge Technology Partners, Inc., Navigant Consulting, Inc., Charles River Associates Incorporated, marchFIRST, Inc. and Marsh & McLennan Companies, Inc., weighted by market capitalization.

(2) Marsh & McLennan Companies, Inc. is disproportionately larger and has a larger market capitalization than the rest of our Self-Determined Peer Group. The cumulative total return on investment for our Self-Determined Peer Group, not including Marsh & McLennan Companies, Inc., was $100.00 for 5/99, $98.80 for 6/99, $124.20 for 12/99, $40.70 for 6/2000 and $7.10 for
    12/2000.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Company's Compensation Committee (the "Committee") is composed of two outside Directors: Mr. Rose and Dr. Sandor. The Committee develops the compensation policies of the Company and annually reviews and approves executive officer compensation. In general, the compensation policies adopted by the Committee are designed to attract, retain and motivate executives capable of achieving the Company's business objectives, which the Committee believes maximizes stockholder value. The Company does this by:

     - providing executives with a sufficient equity position in the Company to align the interests of our executive officers with those of our stockholders;

     - linking stock-based compensation to improvements in stockholder return;

     - creating a performance-based environment where executives earn increasing levels of compensation based upon annual and long-term business results; and

     - compensating executives based on the Company's performance over time and as compared with its competitors.

EXECUTIVE OFFICER COMPENSATION

     The Company's executive officer compensation program is comprised of three primary components:

     - base salary;

     - annual incentive compensation in the form of cash bonuses; and

     - long-term incentive compensation in the form of stock options.

     In recognition of the strong demand for executives in the consulting industry, the Company's limited operating history, and the Company's on-going need to attract and retain its executive officers, the Committee generally intends to set total executive compensation at or above the median levels for comparable positions at similarly sized companies in the consulting industry. The Committee strives to create the right mix of these compensation components to increase the probability that the Company will meet its long-term business objectives. The Committee also expects that the total compensation for each executive officer will depend upon the Company's performance and the executive's level of responsibility, experience, performance and contribution to the Company's growth and profitability. The Committee does not anticipate assigning a specific weight to any of the factors described above.

  Base Salary

     The Committee reviews salaries annually. The Committee's goal each year is to set the base salaries for the Company's executive officers at or above the median level for the industries in which the Company competes. The Committee does this by comparing salary data for markets from which the Company attracts executive talent and by considering the Company's experience in negotiating compensation with senior executives it is attempting to hire. The Committee then takes into account the individual performance, experience and responsibility of the executive officer to determine his or her annual base salary.

  Bonuses

     The Company pays bonuses to its executive officers after the end of the fiscal year, based primarily upon the Company's performance during the year, the individual performance of each executive officer and compensation survey information for executives employed within the Company's market segment. An executive's bonus in any given year varies depending on:

     - the ability of the executive to meet pre-determined financial targets;

     - key contributions made by the executive during the year; and

     - industry practice.

  Long-Term Incentive Compensation

     The Company grants stock options to provide long-term incentives and to align employee and stockholder long-term interest. Stock options provide a direct link between compensation and stockholder return. The exercise price of stock options granted to executives is generally equal to the fair market value of the Company's Class A Common Stock on the date of the grant. The vesting schedule for options granted under the Company's option plans is generally set to emphasize the long-term incentives provided by option grants. A longer vesting schedule is generally selected to encourage executives to consider the long-term welfare of the Company and to establish a long-term relationship with the Company. It is also designed to reduce executive turnover and to retain the trained skills of valued employees.

     The number of options granted to individual executive officers depends upon the executive's position at the Company, his or her performance prior to the option grant and market practices within the consulting industry. Because the primary purposes of granting options are to provide incentives for future performance and retain highly skilled and valued executives, the Committee considers the number of shares that are not yet exercisable by an executive under previously granted options when granting additional stock options.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Consistent with the Company's compensation philosophy, the Committee intends to set the total compensation of our Chief Executive Officer at or above the level of comparable companies in the consulting industry. The Committee also realizes the special significance of linking the compensation of the Company's Chief Executive Officer to the long-term business objectives of the Company.

     The Company named David Schneider as its Chief Executive Officer and President, in October 2000. The Committee set Mr. Schneider's base salary at $750,000 per year, based upon a survey of base salaries of similarly situated chief executive officers in the consulting industry. Mr. Schneider received a bonus of $250,000 in 2000. In addition, the Committee granted to Mr. Schneider stock options, exercisable for an aggregate of 2,762,267 shares of the Company's Class A Common Stock subject to approval by our shareholder of the amendment and restatement of the Company's Amended and Restated 1998 Equity Plan. The exercise price of the options was set at $2.00 per share.

     In addition to the compensation package described above, Nextera Enterprises Holding granted Mr. Schneider an option to purchase 300,000 shares of the Company's Class A Common Stock at an exercise price of $2.00 per share.

     The Committee expects to fully evaluate Mr. Schneider's performance during fiscal 2001 as part of its general executive officer review process in 2002. As part of that process, the Committee will determine the amount of Mr. Schneider's bonus for fiscal 2001 and whether any annual adjustment to Mr. Schneider's base salary is necessary.

     Steven B. Fink was Chief Executive Officer of the Company until his resignation in October 2000. In 2000, Mr. Fink received a base salary of $481,250.

TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code generally limits to $1.0 million per executive per year the tax deductions a public corporation may take for compensation paid to its Chief Executive Officer and its other four most highly compensated executive officers. Performance-based compensation that is tied to the attainment of specific goals is excluded from the Section 162(m) limitation. The Company is submitting an amendment to the Amended and Restated 1998 Equity Plan and the Employee Stock Purchase Plan to the stockholders for approval at the 2001 Annual Meeting, in part, to qualify future awards under these plans as performance-based compensation exempt from the Section 162(m) limits. In order to maintain maximum flexibility, the Committee reserves the right to award a compensation package in any given year to any given executive that falls outside the scope of 162(m), if the Committee determines that it is in the best interests of the Company to do so.

                                          COMPENSATION COMMITTEE

                                          Michael D. Rose
                                          Richard L. Sandor, Ph.D.

                              CERTAIN TRANSACTIONS

LOANS TO OFFICERS

     In 1998, Nextera Enterprises Holdings, L.L.C., a predecessor entity to us, made a loan of $72,000 to Michael P. Muldowney, our Chief Financial Officer, the proceeds of which were used to purchase from Nextera Enterprises Holdings, L.L.C. preferred units of Nextera Enterprises Holdings. This loan bore interest at a rate of 10% per annum. The promissory note and security documents evidencing this debt were contributed to us in December 2000. The preferred units purchased by Mr. Muldowney were ultimately converted to a 0.1% interest in the debentures discussed below.

DEBENTURES AND SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

     In 1998, we issued two debentures to Knowledge Universe, Inc. with principal amounts of $24,970,000 and $23,000,000, respectively. Both debentures are due on May 1, 2002. The debentures accrue interest at a rate of 10% retroactive to the date the initial capital was funded. During 1999, we repaid $25,607,000 of principal and interest due under the Debentures. Effective August 31, 1999, in accordance with the terms of the Debenture, unpaid interest then outstanding was converted to principal, with interest accruing thereafter payable on a quarterly basis. Principal and interest amounts due under the Debentures are subordinated to borrowings under the Senior Credit Facility.

     On December 14, 2000, we entered into a Note Conversion Agreement with Knowledge Universe, Inc. (the "Note Conversion Agreement"). Under the terms of the Note Conversion Agreement, Knowledge Universe, Inc. converted $21,000,000 of debentures described above into 210,000 shares of $0.001 par value Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock"). The Series A Preferred Stock bears dividends at a 10% rate from issuance through June 30, 2001 and at a 7% rate thereafter. Such dividends are payable quarterly in arrears in cash or, at our option, in additional nonassessable shares of Series A Preferred Stock.

     The Series A Preferred Stock carries a liquidation preference equal to $100 per share and is convertible into Class A Common Stock at the option of the holder beginning on June 30, 2001. For the period from June 30, 2001 through December 14, 2002, the Series A Preferred Stock is convertible at a price equal to the lesser of $3.00 or 150% of the average closing price of the Company's Class A Common Stock for the 10 trading day period preceding June 30, 2001 (the "Initial Conversion Price"). Thereafter, the conversion price will be reset at the lower of the Initial Conversion Price or 80% of the average closing price for the 30 day trading day period preceding December 14, 2002 (the "Reset Conversion Price"). In no event will either the Initial Conversion Price or the Reset Conversion price be less than $0.6875 per share, the closing price of our

Class A Common Stock on December 13, 2000. Each holder of Series A Preferred Stock will be entitled to vote on matters presented to shareholders on an as converted basis.

     The Series A Preferred Stock is redeemable at our option at a price equal to $100 per share plus accrued unpaid dividends through June 30, 2001. Additionally, beginning on December 14, 2004, in the event that the average closing price of our Class A Common Stock for the 30 days prior to the redemption is at least 150% of the Reset Conversion Price, the Series A Preferred Stock may be redeemed at our option at a price equal to $106 per share plus accrued unpaid dividends though December 14, 2005. Each year thereafter, the redemption price will decrease $1 per share until December 14, 2010, at which point the redemption price will be fixed at $100 per share plus accrued unpaid dividends.

     For the period through June 30, 2001, we can, at our option, exchange the Series A Preferred Stock into a debenture (the "Exchange Debenture") with terms equal to those carried in the debentures exchanged for the Series A Preferred Stock on December 14, 2000. Solely for purposes of determining the principal amount of the Exchange Debenture, in the event of such an exchange, the Series A Preferred Stock shall be deemed to have accrued dividends at a rate equal to 12%, retroactive to December 14, 2000.

     On December 15, 2000, Knowledge Universe Capital Co. LLC, an affiliate of our majority shareholder, agreed to loan the Company $10,000,000 under the terms of a debenture agreement. We borrowed $2,500,000 on December 15, 2000, with additional funding of $2,500,000 received on January 15, 2001 and $5,000,000 received on February 15, 2001. Interest accrues on the debentures at a rate of 10%, compounded monthly, and is payable on the last day of each quarter. Accrued but unpaid interest is added to the outstanding principal balance. Borrowings under the debentures are due and payable on 10 days demand by the lender and interest and principal repayments are subordinated to borrowings under the Senior Credit Facility. Currently, interest is being accrued on the debentures, however, neither interest nor principal payments may be made by us until the lenders under the Senior Credit Facility permit such payments to be made.

     Steven B. Fink and Gregory J. Clark are officers of Knowledge Universe, Inc. which, together with an affiliate, holds an interest in debentures (described above) with a principal amount, together with accrued interest, of approximately $21.4 million as of March 31, 2001, and an interest in the Series A Preferred Stock. Stanley E. Maron serves as the Secretary of Knowledge Universe, Inc.

MANAGEMENT, ATTORNEYS' AND ACCOUNTING FINANCIAL SERVICES FEES

     The law firm of Maron & Sandler has provided legal services to us since our inception. Stanley E. Maron and Richard V. Sandler, two of our Directors, are partners of Maron & Sandler. In 2000, Maron & Sandler billed us approximately $245,000 for legal services rendered to us.

CONSULTING SERVICES

     We from time to time perform professional consulting services for Knowledge Universe, Inc. and some of its affiliates. All such transactions were, and will be, entered into on an arm's length basis in accordance with Delaware law. Net revenues recognized from performance of these services were approximately $125,000 in 2000. During 2000, we recognized approximately $2,872,000 of net revenues in connection with professional services performed for an entity whose chairman, founder and Chief Executive Officer is a senior executive of one our subsidiaries and in which an affiliate of Knowledge Universe, Inc. is a minority investor.

OUR INVESTMENTS

     During 2000, we performed professional consulting services and recognized net revenues totaling $20,556,000 from certain entities in which we have made equity investments. Knowledge Universe, Inc. or its affiliates have made controlling and non-controlling equity investments in all of these entities. All of our services were provided on an arm's length basis in accordance with Delaware law.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee acts in accordance with its Charter attached to this proxy statement as Appendix A.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for the audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company's internal controls, and the overall quality of the company's financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended that the shareholders ratify the selection of the Company's independent auditors.

                                          Keith D. Grinstein, Audit Committee
                                          Chair
                                          Michael D. Rose, Audit Committee
                                          Member
                                          Richard L. Sandor, Ph.D., Audit
                                          Committee Member

May 31, 2001

                                   PROPOSAL 2

              PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF
            OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
              AUTHORIZE ADDITIONAL SHARES OF CLASS A COMMON STOCK

     Our Amended and Restated Certificate of Incorporation provides that we are authorized to issue 75,000,000 shares of Class A Common Stock, 4,300,000 shares of Class B Common Stock and 10,000,000 shares of Preferred Stock. In May 2001, our Board of Directors authorized an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock to 95,000,000 shares. The total number of authorized shares of Class B Common Stock and Preferred Stock would remain unchanged.

     If the proposed amendment and restatement is approved by our stockholders at the Annual Meeting, the amendment and restatement would cause ARTICLE FOUR "CAPITAL STRUCTURE" of our Amended and Restated Certificate of Incorporation to read as follows:

          "The total number of shares of capital stock which the Corporation shall have the authority to issue is 109,300,000 shares, consisting of three classes of capital stock:

        (a) 95,000,000 shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock");

        (b) 4,300,000 shares of Class B Common Stock, par value $0.001 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock") and

        (c) 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock")"

     As of April 30, 2001, we had 31,371,419 shares of Class A Common Stock issued and outstanding, 3,873,930 shares of Class B Common Stock issued and outstanding, 210,000 shares of our Series A Cumulative Convertible Preferred Stock issued and outstanding, 17,500,000 shares of Class A Common Stock reserved for issuance under our option plans, 1,418,351 shares of Class A Common Stock reserved for issuance upon exercise of an outstanding warrant held by our Senior Lenders pursuant to our Senior Credit Facility, and 250,000 shares of Class A Common Stock reserved for issuance upon exercise of an outstanding warrant held by Knowledge Universe, Inc. In addition, if Proposal 3 is approved by the stockholders at the Annual Meeting, an additional 7,000,000 shares of our Class A Common Stock will be reserved for issuance under an amendment to the Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc., and if Proposal 4 is approved by the stockholders at the Annual Meeting, an additional 875,000 shares of our Class A Common Stock will be reserved for issuance under the Nextera Enterprises, Inc. Employee Stock Purchase Plan.

     The principal purposes of this amendment and restatement, among others, are to enable additional shares of our Class A Common Stock to be issued under our stock option plans, to authorize additional shares of Class A Common Stock that will be available if the Board of Directors determines to raise additional capital through the sale of securities, to acquire another company or its business or its assets or to establish a strategic relationship with a corporate partner. If the amendment and restatement is adopted, an additional 20,000,000 shares of Class A Common Stock will be available for issuance by the Board of Directors without any further stockholder approval, although in specific instances, stockholder approval may be required in accordance with the requirements of the Nasdaq National Market. The Board of Directors believes that it is desirable for us to have the flexibility to issue the additional shares without stockholder approval. We have no current plans or proposals to issue any portion of the additional shares to be authorized under this proposal, except as set forth above or in connection with employee benefit plans.

     Under our Amended and Restated Certificate of Incorporation, our stockholders do not have preemptive rights with respect to the Class A Common Stock. Thus, an issuance of additional shares of Class A Common Stock could have a dilutive effect on the earnings per share, voting power and stockholdings of our existing stockholders. The proposed amendment could also, in certain circumstances, have an anti-takeover effect. For example, the additional shares could be privately placed with purchasers who might align themselves with the

Board of Directors in opposing a hostile takeover bid. However, the Board of Directors is not aware of any pending or proposed effort to acquire control of Nextera and the Board of Directors has not presented this proposal with the intent that the proposal be used as an anti-takeover device.

     An affirmative vote of a majority of the shares of our common stock represented and voting at the meeting will be required to approve the amendment and restatement of our Amended and Restated Certificate of Incorporation.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

            PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR
              AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN

     In October of 2000 and in May 2001, our Board of Directors adopted an amendment and restatement of the Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc. (the "Amended 1998 Plan") effective as of October 20, 2000, subject to stockholder approval at the Annual Meeting of:

     - an increase in the total number of shares authorized for issuance thereunder from 12,000,000 to 19,000,000 shares of our Class A Common Stock, respectively; and

     - increase the number of shares that may be granted to an eligible employee in any given calendar year from 850,000 to 3,000,000 shares of our Class A Common Stock.

     The Board of Directors amended and restated the Amended and Restated 1998 Equity Participation Plan because it believes:

     - additional shares are necessary to attract new employees and executives;

     - additional shares are needed to further the goal of retaining and motivating existing personnel;

     - the availability of options provides a substitute for cash bonuses which allows us to reinvest in the company;

     - the issuance of options to our employees is an integral component of our compensation policy; and

     - to compete effectively in our industry it is in our best interest to maintain maximum flexibility with regard to our available option pool to take advantage of the opportunities provided by high executive and employee turnover in our industry.

     Our Board of Directors believes that it is in the best interests of our company and our stockholders to approve the Amended 1998 Plan because we believe that aligning the interests of our employees, executives and directors with our those of our stockholders through the grant of stock options is a primary means of maximizing long-term stockholder value.

     The underlying purpose of these amendments is to maintain our ability to attract, retain and motivate our executives and key employees. In the consulting industry, there is constant competition for talented and skilled executives and employees. To effectively meet this challenge, it is in our best interests to have the ability to offer compensation packages commensurate with those offered by those we compete against on a daily basis. Based on a review of the option plans in effect at other consulting companies similar in size to our company, the Board of Directors concluded that the proposed increases in the authorized number of shares and the award limit should prevent us from being disadvantaged in our efforts to attract, retain and motivate those eligible to receive awards under our Amended 1998 Plan.

     Our stockholders approved the 1998 Equity Participation Plan prior to our initial public offering in May 1999 and further approved the Amended and Restated 1998 Equity Participation Plan in June 2000. Stockholder approval of the Amended 1998 Plan is currently being sought because Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Section 162(m)") require that we resubmit the Amended 1998 Plan to you for your approval to allow future awards under the plan to qualify as "performance-based" compensation under
Section 162(m).

     Section 162(m) generally limits the tax deductions a public corporation may take for compensation paid to its "named executive officers" to $1 million per executive per year. "Performance-based" compensation tied to the attainment of specific goals is excluded from the limitation. Future options granted under our Amended 1998 Plan will be classified as "performance-based" compensation if the Amended 1998 Plan is approved by our stockholders and the other requirements of
Section 162(m) are satisfied.

     In the event that stockholder approval of the Amended 1998 Plan is not obtained: (i) options previously granted by us will remain valid and outstanding (except those options specifically made subject to stockholder approval of the Amended 1998 Plan), and (ii) we may continue to make additional grants under the Amended 1998 Plan, but we may not be entitled to deduct compensation expenses related to the options granted to our chief executive officer and the four other most highly compensated officers of our company as a result of Section 162(m).

                      DESCRIPTION OF THE AMENDED 1998 PLAN

     The following is a description of certain provisions of the Amended 1998 Plan. This description is qualified in its entirety by reference to the full text of the Amended 1998 Plan, which is incorporated herein by reference, a copy of which may be obtained from us at no cost by writing to us at the address set forth on the first page of this proxy statement. A copy of the Amended 1998 Plan is also attached as Appendix C to this proxy statement filed with the SEC on June 1, 2001 and is available to you on the SEC's Internet site at www.sec.gov.

GENERAL NATURE AND PURPOSES OF THE AMENDED 1998 PLAN

     The 1998 Equity Participation Plan was adopted by our Board of Directors effective December 30, 1998. It was amended effective April 30, 1999 and approved by our stockholders at the 1999 Annual Meeting prior to our initial public offering. The 1998 Equity Participation Plan was further amended and restated by our Board of Directors in May 2000, and approved by our stockholders at the 2000 Annual Meeting, to increase the number of shares available for issuance, to increase the maximum annual award limit and to make other non-material corrections and clarifications, effective June 17, 1999. The 1998 Equity Participation Plan was further amended and restated by our Board of Directors in October 2000 and May 2001 subject to shareholder approval to increase the number of shares available for issuance and to increase the maximum annual award limit.

     The Amended 1998 Plan was adopted to provide a means by which selected officers, directors, employees and consultants of Nextera and its affiliates could be given an opportunity to purchase stock and/or rights in Nextera, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

ADMINISTRATION

     The Amended 1998 Plan is administered by the Board of Directors. The Board of Directors has the power to construe and interpret the Amended 1998 Plan and, subject to the provisions of the Amended 1998 Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid upon exercise of an award and other terms of the award. The Board of Directors is authorized to delegate administration of the Amended 1998 Plan to a committee composed of not fewer than two members of the Board of Directors. The Board of Directors has delegated administration of the Amended 1998 Plan to the Compensation Committee of the Board of Directors. As used herein with respect to the Amended 1998 Plan, the "Board of Directors" refers to the Compensation Committee as well as to the Board of Directors itself.

SECURITIES SUBJECT TO THE AMENDED 1998 PLAN

     Under the Amended 1998 Plan, not more than 19,000,000 shares of Class A Common Stock (or the equivalent in other equity securities) are authorized for issuance upon exercise of options, stock appreciation rights, and other awards, or upon vesting of restricted or deferred stock awards. The maximum number of shares which may be subject to options or stock appreciation rights or other awards granted under the Amended 1998 Plan to any individual in any calendar year cannot exceed 3,000,000. As of April 30, 2001, options to purchase 17,589,763 shares of Class A Common Stock were outstanding under the 1998 Equity Participation Plan, as amended, of which approximately 5,589,763 are subject to stockholder approval of the Amended 1998 Plan at the Annual Meeting. Based on a closing price on the Nasdaq National Market of $0.73 on May 25, 2001, the aggregate market value of the Class A Common Stock underlying the outstanding options was approximately $12,840,527.

     The shares available under the Amended 1998 Plan may be either previously unissued shares or treasury shares. The Board of Directors has the discretion to make appropriate adjustments in the number and kind of securities subject to the Amended 1998 Plan and to outstanding awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of Nextera; the split-up, spin-off, combination, repurchase, liquidation or dissolution of Nextera; or disposition of all or substantially all of our assets or exchange of common stock or other of our securities; or other similar corporate transaction or event.

AMENDMENTS TO THE AMENDED 1998 PLAN

     Amendments of the Amended 1998 Plan to increase the number of shares as to which awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of our stockholders. In all other respects the Amended 1998 Plan can be amended, modified, suspended or terminated by the Board of Directors, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

ELIGIBILITY

     Options, stock appreciation rights, restricted stock and other awards under the Amended 1998 Plan may be granted to individuals who are then officers or other key employees of Nextera or any of its present or future subsidiaries. Such awards also may be granted to consultants of Nextera selected by our Board of Directors for participation in the Amended 1998 Plan. Our independent directors may be granted non-qualified stock options and dividend equivalents by the Board of Directors. The Board of Directors may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof to key employees and consultants. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     As of April 30, 2001, approximately 4 executive officers, 565 other employees and 7 independent directors were eligible to participate in the 1998 Equity Participation Plan, as amended.

AWARDS OUTSTANDING UNDER THE 1998 EQUITY PARTICIPATION PLAN, AS AMENDED

     The following table sets forth, to the extent determinable, the awards outstanding under the 1998 Equity Participation Plan, as amended, since its inception through December 31, 2000, to each of the Named Executive Officers and nominees for director and the various groups set forth below.

                                                              NUMBER OF
                                                                SHARES
                                                              UNDERLYING
                            NAME                                AWARDS
                            ----                              ----------
Named Executive Officers
  David Schneider(1)........................................   2,762,267(2)
  Steven B. Fink............................................           0
  Vincent C. Perro..........................................     450,000
  Michael P. Muldowney......................................     200,000
Nominees for Director(3)
  Gregory J. Clark..........................................      50,000
  Roger Brossy..............................................     207,700
  Ralph Finerman............................................      50,000
  Keith D. Grinstein........................................      50,000
  Stanley E. Maron..........................................      50,000
  Carl Sussman..............................................           0
  Richard V. Sandler........................................      50,000
  Richard L. Sandor, Ph.D. .................................      50,000
All current executive officers as a group (4 persons).......   3,412,267(4)
All current directors who are not executive officers as a
  group (7 persons).........................................     557,700
All Employees who are not executive officers as a group (433 persons)..................................................  14,057,956

---------------
(1) Mr. Schneider was named Chief Executive Officer and President in October
    2000.

(2) Of these options, 1,912,267 shares are subject to stockholder approval of the Amended 1998 Plan at the Annual Meeting.

(3) Messrs. Schneider, Perro and Fink are also nominees for director.

(4) Of these options, 2,122,267 shares are subject to stockholder approval of the Amended 1998 Plan at the Annual Meeting.

TYPES OF AWARDS UNDER THE AMENDED 1998 PLAN

     Awards under the Amended 1998 Plan may be made in the forms described below (each as defined in the Amended 1998 Plan).

     Non-Qualified Stock Options. Non-qualified stock options provide for the right to purchase Class A Common Stock at a specified price which, except with respect to non-qualified stock options intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Board of Directors) in one or more installments after the grant date, subject to the participant's continued employment with Nextera and/or subject to the satisfaction of individual or company performance targets established by the Board of Directors and/or Nextera. Non-qualified stock options may be granted for a term of up to ten years, as specified by the Board of Directors.

     Incentive Stock Options. Incentive stock options are designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, incentive stock options must have an exercise price not less than the fair market value of a share of Class A Common Stock on the date of grant, may only be granted to key employees, must expire within a specified period of time following the holder's termination of employment, and must be exercised within the ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as incentive stock options. In the case of an incentive stock options granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our stock, the Amended 1998 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Class A Common Stock on the date of grant and the incentive stock options must expire upon the fifth anniversary of the date of its grant.

     Restricted Stock. Restricted stock may be sold to any key employee or consultant at a price (not below par value) and subject to such restrictions as may be determined by the Board of Directors. Typically, restricted stock may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     Deferred Stock. Deferred stock may be awarded to any key employee or consultant, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Board of Directors. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied.

     Stock Appreciation Rights. Stock appreciation rights may be granted to any key employee or consultant in connection with stock options or other awards, or separately. Stock appreciation rights granted by the Board of Directors in connection with stock options or other awards will provide for payments to the holder based upon increases in the price of our Class A Common Stock over the exercise price of the related option or other award. Except as required by
Section 162(m) of the Code with respect to an stock appreciation rights intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Amended 1998 Plan on the exercise of stock appreciation rights or the amount of gain realizable therefrom, although restrictions may be imposed by the Board of Directors in the stock appreciation right agreements. The Board of Directors may elect to pay stock appreciation rights in cash, Class A Common Stock or a combination of both.

     Dividend Equivalents. Dividend equivalents may be granted to any key employee or consultant by the Board of Directors. The Board of Directors may also grant dividend equivalents to any of our independent directors. The amount of the dividend equivalents represents the value of the dividends per share paid by us, calculated with reference to the number of shares covered by the award held by the participant.

     Performance Awards. Performance awards may be granted to any key employee or consultant by the Board of Directors. Generally, these awards will be based upon specific performance targets and may be paid in cash, Class A Common Stock or a combination of both. Performance awards may also include bonuses which may be granted by the Board of Directors which may be payable in cash, Class A Common Stock or a combination of both.

     Stock Payments. Stock payments may be received by any key employee or consultant selected by the Board of Directors in a manner determined from time to time by the Board of Directors. The number of shares of Class A Common Stock or an option or other right to purchase Class A Common Stock shall be determined by the Board of Directors, and may be based upon performance criteria as determined by the Board of Directors.

GENERAL TERMS OF AWARDS UNDER THE AMENDED 1998 PLAN

     Transferability. Awards under the Amended 1998 Plan may not be sold, pledged assigned or transferred in any manner (other than by will or the laws of descent and distribution or, subject to the consent of the Board of Directors, pursuant to a domestic relations order) unless and until the award has been exercised or the shares underlying the award have been issued and all restrictions applicable to the shares have lapsed.

     During the lifetime of the holder of an award, only he or she may exercise an award (or any portion thereof) granted to him or her under the Amended 1998 Plan, unless it has been disposed of with the consent of the Board of Directors pursuant to a domestic relations order. Following the death of the holder, any exercisable portion of an award may, prior to the time that portion becomes unexercisable under the Amended 1998 Plan or the applicable award agreement, be exercised by any person empowered to do so under the deceased holder's will or applicable law of descent and distribution.

     Extraordinary Corporate Events. The Board of Directors has the discretion under the Amended 1998 Plan to provide that awards will expire at specified times following, or become exercisable in full upon, the occurrence of certain corporate events set forth in the Amended 1998 Plan. In addition, the Board of Directors has the discretion to give award holders the right to exercise their outstanding awards in full during some period prior to such event, even if the award has not yet become fully exercisable.

     Loans to Plan Participants. The Board of Directors may, in its discretion, extend one or more loans to key employees in connection with the exercise or receipt of an award, or the issuance of restricted stock or deferred stock under the Amended 1998 Plan. The terms and conditions of any such loan shall be set by the Board of Directors.

     Compliance with Securities Law. The Amended 1998 Plan is intended to conform, to the extent necessary, with all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the Securities Exchange Commission thereunder, including without limitation Rule 16b-3 of the Exchange Act. The Amended 1998 Plan will be administered, and awards will be granted and may be exercised, only in a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Amended 1998 Plan and the awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

FEDERAL INCOME TAX INFORMATION

     The income tax consequences of the Amended 1998 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Amended 1998 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex, subject to change and may vary depending on individual circumstances and from locality to locality. This summary shall not be construed as tax advice.

     Incentive Stock Options. There generally are no federal income tax consequences to the holder by reason of the grant or exercise of an incentive stock option. If a holder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the holder upon exercise of the option, any gain or loss upon sale or other taxable disposition of such stock will be capital gain or loss. Generally, if the holder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the holder will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the holder's actual gain, if any, on the purchase and sale. The holder's additional gain, if any, upon the disqualifying disposition may be eligible for capital gain treatment if the required capital gain holding period is met. Slightly different rules may apply to holders who are subject to Section 16 of the Exchange Act or who acquire stock subject to certain repurchase options.

     To the extent the holder recognizes ordinary income by reason of a disqualifying disposition, we will generally be entitled (subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax-reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Non-Qualified Stock Options. There are no federal income tax consequences to the holder or Nextera by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the holder will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the aggregate option exercise price paid. Generally, with respect to employees, we are required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the holder. Upon disposition of the stock, the holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be: (i) long-term if the stock was held for more than twelve months or (ii) short-term if the stock was held twelve months or less. Slightly different rules may apply to holders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Stock Appreciation Rights. A holder of a stock appreciation right will not realize income for federal income tax purposes as a result of the grant of such stock appreciation right, but upon exercise of the stock appreciation right normally will realize compensation income in the year of such exercise equal to the fair market value of the cash received upon such exercise. We (or our subsidiary which employs the holder) will be entitled to a deduction in the same amount at the time of exercise of the stock appreciation right.

     Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a performance award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

     Dividend Equivalents. A recipient of a dividend equivalent generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally would be entitled to a deduction for the same amount.

     Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: either (a) (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors" (as defined in Section 162(m)), and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted by a compensation committee comprised solely of "outside directors" and is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain and approved by the stockholders.

     Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Amended 1998 Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Amended 1998 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

     An affirmative vote of a majority of the shares of our common stock represented and voting at the meeting will be required to approve the Amended 1998 Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4

              PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN

                  DESCRIPTION OF EMPLOYEE STOCK PURCHASE PLAN

     In September 2000, the Board adopted the Company's Employee Stock Purchase Plan (the "Purchase Plan"), subject to stockholder approval. There are 875,000 shares of our Class A Common Stock reserved for issuance under the Purchase Plan, none of which have been granted as of May 31, 2001. A copy of the Amended 1998 Plan is also attached as Appendix B to this proxy statement filed with the SEC on June 1, 2001 and is available to you on the SEC's Internet site at www.sec.gov.

     The essential features of the Purchase Plan are outlined below:

PURPOSE

     The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Class A Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 569 employees are eligible to participate in the Purchase Plan.

     The rights to purchase Class A Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

     The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Class A Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

     The Board has the power to delegate administration of the Purchase Plan to a committee composed of one or more members of the Board. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee and to the Board.

OFFERINGS

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The initial offering period is from December 1, 2000 through June 30, 2001. Each subsequent offering period will begin on July 1 and end on the following June 30.

ELIGIBILITY

     Any person who is employed by the Company on the first day of an offering period is eligible to participate in that offering. Unless the Board provides otherwise in an offering, officers of the Company who are "highly compensated" as defined in the Code are eligible to participate in the offerings.

     However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Class A Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year.

PARTICIPATION IN THE PLAN

     Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the first day of the offering period, an agreement authorizing payroll deductions of up to 15% of such employees' base compensation during the offering.

PURCHASE PRICE

     The purchase price per share at which shares of Class A Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Class A Common Stock on first day of the offering or
(ii) 85% of the fair market value of a share of Class A Common Stock on the last day of the offering period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of any purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

PURCHASE OF STOCK

     By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Class A Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Class A Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Class A Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time up to 10 days prior to the end of the applicable purchase period.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

     Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate on November 30, 2010.

     The Board may amend the Purchase Plan at any time. No amendment will be effective unless approved by the stockholders to the extent such approval is necessary for the Purchase Plan to satisfy the requirements of Section 423 of the Code, any Nasdaq or other securities listing requirements or other applicable laws or regulations. Currently, the Code requires stockholder approval within 12 months before or after the adoption of an amendment (i) to increase the amount of shares of Common Stock reserved for issuance pursuant to the Purchase Plan or (ii) to make certain modifications to the provisions that relate to eligibility for participation in the Purchase Plan. Stockholder approval is not required for amendments relating to adjustments upon changes in securities or amendments solely to benefit the administration of the Purchase Plan, to take into account a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment.

     Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATION EVENTS

     In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to any such event.

STOCK SUBJECT TO PURCHASE PLAN

     875,000 shares of Class A Common Stock are initially reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Class A Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares of Class A Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

     If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

     An affirmative vote of a majority of the shares of our common stock represented and voting at the meeting will be required to approve the Purchase Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE "FOR" PROPOSAL 4.

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2001 and has directed that management submit the selection of independent auditors to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP audited our financial statements for the years ended December 31, 1998, 1999 and 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Fees for the last annual audit were $290,000 and all other fees were $173,000, including audit related services of $20,000 and non-audit services of $153,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultation, and Securities and Exchange Commission registration statements. There were no fees charged for assistance, implementation and design services.

     Stockholders are not required to ratify the selection of Ernst & Young LLP as our independent auditors. However, we are submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If you fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.

     The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Ernst & Young LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE "FOR" PROPOSAL 5.

                             STOCKHOLDER PROPOSALS

     Any stockholder who desires to present proposals at the 2002 annual meeting of stockholders and to have such proposals set forth in the proxy statement and form of proxy mailed in conjunction with such annual meeting must submit such proposals in writing to our Secretary no later than February 12, 2002. Our Bylaws require that for nominations of persons for election to our Board of Directors or the proposal of business to be considered by the stockholders at an annual meeting, a stockholder must give timely written notice thereof. To be timely for the 2002 annual meeting of stockholders, such notice must be delivered to our Secretary at our principal executive office, at 343 Congress Street, Suite 2100, Boston, Massachusetts 02210-1215, not less than 60 days nor more than 90 days prior to the close of business on July 12, 2002, provided, that if the 2002 annual meeting of stockholders is advanced or delayed by more than 30 days from July 12, 2002, such notice must be delivered not earlier than the close of business on the 90th day prior to the 2002 annual meeting and not later than the close of business on the later of the 60th day prior to the 2002 annual meeting or the 10th day following the earlier of (i) the day on which notice of the meeting was mailed or (ii) the date we first publicly announce the date of the 2002 annual meeting. The stockholder's notice must contain and be accompanied by certain information as specified in the Bylaws. It is recommended that any stockholder desiring to make a nomination or submit a proposal for consideration obtain a copy of our Bylaws, which may be obtained without charge from our Secretary upon written request addressed to the Secretary at our principal executive offices.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

     A COPY OF THE OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO 343 CONGRESS STREET, SUITE 2100, BOSTON, MASSACHUSETTS 02210-1215.

                                          By Order of the Board of Directors

                                          /s/STEVEN B. FINK
                                          Steven B. Fink
                                          Chairman of the Board of Directors

June 20, 2001

                                   APPENDIX A

PURPOSE

     The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of Nextera Enterprises, Inc. (the "Company") in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's independent auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the independent auditor and the financial management of the Company.

MEMBERSHIP

     The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of The Nasdaq Stock Market. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities) which results in the Committee member's financial sophistication.

COMMITTEE ORGANIZATION AND PROCEDURES

     1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

     2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

     3. The Committee shall meet at least twice in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

     4. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the independent auditor, the senior manager responsible for internal audit and other financial personnel employed or retained by the Company. The Committee may meet with the independent auditor or the senior manager responsible for the internal audit function in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

     5. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

RESPONSIBILITIES

  Independent Auditor

     6. The independent auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall periodically evaluate the performance of the independent auditor and, if necessary, recommend that the Board replace the independent auditor.

     7. The Committee shall approve the fees to be paid to the independent auditor and any other terms of the engagement of the independent auditor.

     8. The Committee shall receive from the independent auditor, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

  Annual Audit

     9. The Committee shall meet with the independent auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

     10. The Committee shall review(1) and discuss the audited financial statements with the management of the Company.

     11. The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements;
(ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the independent auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

     12. The Committee shall, based on the review and discussions in paragraphs 11 and 12 above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 8 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Review

     13. The independent auditor is required to review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q.

  Internal Controls

     14. The Committee shall discuss with the independent auditor and the senior manager responsible for the internal audit function, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

     15. The Committee shall discuss with the independent auditor and with management any management letter provided by the independent auditor and any other significant matters brought to the attention of the

---------------

1 Auditing literature, particularly, Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

Committee by the independent auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the independent auditor.

     16. The Committee shall discuss at least annually with the senior manager responsible for internal audit the activities and organizational structure of the Company's internal audit function and the qualifications of the primary personnel performing such function. Such senior manager shall be granted unfettered access to the Committee.

  Other Responsibilities

     17. The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

     18. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

     19. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

                                   APPENDIX B

                          THE NEXTERA ENTERPRISES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                          THE NEXTERA ENTERPRISES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


                                TABLE OF CONTENTS

                                                                                         PAGE
1.   Definitions..........................................................................1
2.   Stock Subject to the Plan............................................................2
3.   Grant of Options.....................................................................2
4.   Exercise of Options; Option Price....................................................4
5.   Withdrawal from the Plan.............................................................5
6.   Termination of Employment............................................................5
7.   Restriction upon Assignment..........................................................5
8.   No Rights of Stockholders until Shares Issued........................................5
9.   Changes in the Stock and Corporate Events; Adjustment of Options.....................6
10.  Use of Funds; No Interest Paid.......................................................7
11.  Dividends............................................................................7
12.  Amendment, Suspension or Termination of the Plan.....................................7
13.  Administration by Committee; Rules and Regulations...................................7
14.  Designation of Subsidiary Corporations...............................................8
15.  No Rights as an Employee.............................................................8
16.  Term; Approval by Stockholders.......................................................8
17.  Effect upon Other Plans..............................................................8
18.  Conditions to Issuance of Stock......................................................8
19.  Notification of Disposition..........................................................9
20.  Notices..............................................................................9
21.  Headings.............................................................................9

                          THE NEXTERA ENTERPRISES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

               Nextera Enterprises, Inc., a Delaware corporation (the "Company"), hereby adopts The Nextera Enterprises, Inc. Employee Stock Purchase Plan (the "Plan"), effective as of October 1, 2000.

               The purposes of the Plan are as follows:

                (1) To assist eligible employees of the Company and its Designated Subsidiary Corporations (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan", within the meaning of Section 423(b) of the Code (as defined below).

                (2) To help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiary Corporations.

        1. DEFINITIONS. Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

               (a) "Account" shall mean the account established for an Eligible Employee under the Plan with respect to an Offering Period.

               (b) "Agent" shall mean the brokerage firm, bank or other financial institution, entity or person(s) engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

               (c) "Authorization" shall mean an Eligible Employee's payroll deduction authorization with respect to an Offering Period provided by such Eligible Employee in accordance with Section 3(b).

               (d) "Base Compensation" of an Eligible Employee shall mean the gross base compensation of such Eligible Employee on each Payday as compensation for services to the Company or any Designated Subsidiary Corporation, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special-payments.

               (e) "Board" means the Board of Directors of the Company.

               (f) "Code" means the Internal Revenue Code of 1986, as amended.

               (g) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Section 13.

               (h) "Company" means Nextera Enterprises, Inc., a Delaware corporation.

               (i) "Date of Exercise" of any Option means the date on which such Option is exercised, which shall be the last day of the Offering Period with respect to which the Option was granted, in accordance with Section 4(a) (except as provided in Section 9).

               (j) "Date of Grant" of any Option means the date on which such Option is granted, which shall be the first day of the Offering Period with respect to which the Option was granted, in accordance with Section 3(a).

               (k) "Designated Subsidiary Corporation" means any Subsidiary Corporation designated by the Board in accordance with Section 14.

               (l) "Eligible Employee" means an Employee of the Company or any Designated Subsidiary Corporation: (i) who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is at least twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of paragraph
(i) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave.

               (m) "Employee" shall mean an individual who renders services to the Company or a Subsidiary Corporation in the status of an "employee", within the meaning of Code Section 3401(c). "Employee" shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an "employee", within the meaning of Code Section 3401(c). For purposes of this Section 1(m), if an individual renders services to an entity in the status of an "employee," within the meaning of Code Section 3401(c), and such entity is disregarded under the Code, such individual shall be treated as rendering such services to the entity to which such individual is treated as rendering such services for purposes of the Code.

               (n) "Offering Period" shall mean the nine-month period commencing on October 1, 2000 and ending on June 30, 2001, and each twelve-month period commencing on any July 1 thereafter. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a), respectively (except as provided in Section 9).

               (o) "Option" means an option to purchase shares of Stock granted under the Plan to an Eligible Employee in accordance with Section 3(a).

               (p) "Option Price" means the option price per share of Stock determined in accordance with Section 4(b).

               (q) "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (r) "Payday" means the regular and recurring established day for payment of Base Compensation to an Employee by the Company or the Subsidiary Corporation employing such Employee.

               (s) "Plan" means The Nextera Enterprises, Inc. Employee Stock Purchase Plan.

               (t) "Stock" means the shares of the Company's Class A Common Stock, $.001 par value.

               (u) "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 12 hereof (relating to amendments of the Plan), the Stock that may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate Eight Hundred and Seventy-Five Thousand (875,000) shares of Stock. The shares of Stock sold pursuant to Options granted under the Plan may be unissued shares or treasury shares of Stock, or shares of Stock bought on the NASD National Market System or a nationally-recognized exchange, or other market, for purposes of the Plan.

        3. GRANT OF OPTIONS.

               (a) Option Grants. The Company shall grant Options under the Plan to all Eligible Employees in successive Offering Periods until the earlier of:
(i) the date on which the number of shares of Stock available under the Plan have been sold, or (ii) the date on which the Plan is suspended or terminates. Each Employee who is an Eligible Employee on the first day of an Offering Period shall be granted an Option with respect to such Offering Period. The Date of Grant of such an Option shall be the first day of the Offering Period with respect to which such Option was granted. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option in accordance with Section 4(a), unless such Option terminates earlier in accordance with Section 5, 6 or 9. The number of shares of Stock subject to an Eligible Employee's Option shall equal the cumulative payroll deductions authorized by such Eligible Employee in accordance with Section 3(b) for the Option Period (if any), divided by the Option Price; provided, however, that the number of shares of Stock subject to such Option shall not exceed Nine Thousand (9,000) shares; and, provided, further, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with Section 3(c). The Company shall not grant an Option with respect to an Offering Period to any individual who is not an Eligible Employee on the first day of such Offering Period.

               (b) Election to Participate; Payroll Deduction Authorization. Except as provided in Section 3(d), an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall deliver to the Company, not later than ten (10) days before the first day of the Offering Period, a completed and executed written payroll deduction authorization in a form prepared by the Committee (the "Authorization"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period (and subsequent Offering Periods) and shall designate a whole percentage of such Eligible Employee's Base Compensation to be withheld by the Company, the Parent Corporation or the Subsidiary Corporation employing such Eligible Employee on each Payday during the Offering Period. An Eligible Employee may designate any whole percentage of Base Compensation which is not be less than one percent (1%) and not more than fifteen percent (15%). An Eligible Employee's Base Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Eligible Employee's Account under the Plan. Any Authorization shall remain in effect for each subsequent Offering Period, unless the Eligible Employee changes or suspends such Authorization pursuant to Section 3(c), withdraws from the Plan pursuant to
Section 5, ceases to be an Eligible Employee as defined in Section 1(l), or terminates employment as provided in Section 6.

               (c) Change or Suspension of Authorization. An Eligible Employee may change the percentage of Base Compensation designated in the Authorization, subject to the limits of Section 3(b), at any time during the Offering Period; provided, however, that an Eligible Employee may only make one such change during an Offering Period. An Eligible Employee may suspend the Authorization, at any time during the Offering Period; provided, that such Eligible Employee shall not be permitted to make a new Authorization for the remainder of the Offering Period. Unless such Eligible Employee withdraws from the Plan pursuant to Section 5 or terminates employment as provided in Section 6, such Eligible Employee shall continue to participate in the Plan and such Eligible Employee's Option shall be exercised in accordance with Section 4 (except as provided in Section 9). An Eligible Employee electing to change the percentage of Base Compensation designated in the Authorization, or suspend the Authorization, must deliver to the Company a notice of change or suspension in a form prepared by the Committee (the "Change or Suspension Election") for the Offering Period, provided that such Change or Suspension Election shall become effective not later than ten (10) days after receipt by the Company.

               (d) $25,000 Limitation. No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase shares of Stock under the Plan, together with other options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423, to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, (i) the right to purchase shares of Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase shares of Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and (iii) a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

               (e) Leaves of Absence. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an Employee granted an Option under Section 3(a) may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Employee's payroll deduction under the Plan for the Payday immediately preceding the first day of such Employee's leave of absence, subject to Sections 5, 6 and 9.

               (f) Transfer of Employment. In the event an Employee granted an Option under Section 3(a) becomes employed by a Parent Corporation, or a Subsidiary Corporation that is not a Designated Subsidiary

Corporation, such Employee may continue to participate in the Plan for the Offering Period, subject to Sections 5, 6 and 9.

        4. EXERCISE OF OPTIONS; OPTION PRICE.

               (a) Option Exercise. Subject to the limitations under Section 3, each Employee automatically and without any act on such Employee's part shall be deemed to have exercised such Employee's Option on the Date of Exercise to the extent that the balance then in the Employee's Account is sufficient to purchase, at the Option Price, shares of Stock subject to the Option (including fractional shares), and the balance in the Employee's Account shall be reduced by the aggregate purchase price of the shares of Stock so purchased. Any balance remaining in the Employee's Account following such purchase shall be paid to such Employee in one lump sum payment in cash, without interest thereon, within thirty (30) days after the Date of Exercise, and the balance in the Employee's Account shall be reduced by the amount so paid.

               (b) Option Price Defined. The option price per share of Stock (the "Option Price") to be paid by an Employee upon the exercise of the Employee's Option shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on the Date of Exercise and (ii) the Fair Market Value of a share of Stock on the Date of Grant. The Fair Market Value of a share of Stock as of a given date shall be: (A) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred); (B) if the Stock is not traded on an exchange, but is quoted on Nasdaq or a successor quotation system, (I) the last sales price of a share of Stock on such date (if the Stock is then listed as a National Market Issue under the NASD National Market System), or (II) the mean between the closing representative bid and asked prices (in all other cases) for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred) as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred), as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value of a share of Stock on such date, as established by the Committee acting in good faith.

               (c) Book Entry/Share Certificates. As soon as practicable after the purchase of shares of Stock upon the exercise of an Option by an Employee, the Company shall issue the shares of Stock to such Employee and such shares shall be held in the custody of the Agent for the benefit of the Employee. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise (including any fractional share) have been duly issued as of that date to such Employee. An Employee shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of an Employee's written request for any such certificate, the Company shall (or shall cause the Agent to), within ten (10) days after the date of such receipt, deliver any such certificate to the Employee; provided, however, that no certificate shall be issued to an Employee with respect to Stock purchased hereunder until the expiration of eighteen (18) months from the date of exercise of the Option to purchase such Stock. Nothing in this subsection (c) shall prohibit the sale or other disposition by an Employee of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

               (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Employee which has not been applied to the purchase of shares of Stock shall be paid to such Employee in one lump sum in cash within thirty (30) days after the Date of Exercise, without any interest thereon, and the balance in the Employee's Account shall be reduced by the amount so paid.

               (e) Information Statement. The Company shall provide each Employee whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

        5. WITHDRAWAL FROM THE PLAN.

               (a) Withdrawal Election. An Employee may withdraw from participation under the Plan at any time, except that an Employee may not withdraw during the last ten (10) days of any Offering Period. An Employee electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the "Withdrawal Election"), not later than ten (10) days prior to the Date of Exercise for such Offering Period. Upon receipt of an Employee's Withdrawal Election, the Company, the Parent Corporation or the Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and the balance in the Employee's Account shall be reduced by the amount so paid. Subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check), in either case within thirty (30) days of receipt of the Employee's Withdrawal Election. Upon receipt of an Employee's Withdrawal Election by the Company, the Employee shall cease to participate in the Plan and the Employee's Authorization and Option for such Offering Period shall terminate.

               (b) Eligibility following Withdrawal. An Employee who withdraws from the Plan with respect to an Offering Period, and who is an Eligible Employee on the first day of a subsequent Offering Period, may elect to participate again in the Plan for such subsequent Offering Period by delivering to the Company an Authorization pursuant to Section 3(b).

        6. TERMINATION OF EMPLOYMENT.

               (a) Termination of Employment Other than by Death. If the employment of an Employee with the Company, the Parent Corporations, and the Subsidiary Corporations terminates other than by death, the Employee's participation in the Plan automatically and without any act on the Employee's part shall terminate as of the date of the termination of the Employee's employment. As soon as practicable after such a termination of employment, the Company, the Parent Corporation or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and the balance in the Employee's Account shall be reduced by the amount so paid. Subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check). Upon such a termination of employment, the Employee's Authorization and Option shall terminate.

               (b) Termination by Death. If the employment of an Employee terminates by reason of the Employee's death, the executor or the administrator of the Employee's estate, by written notice to the Company, may request payment of the balance in the Employee's Account, in which event the Company, the Parent Corporation or Subsidiary Corporation employing the Employee shall pay the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and the balance in the Employee's Account shall be reduced by the amount so paid. Upon receipt of such notice, the Employee's Authorization and Option shall terminate. Subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to such executor or administrator certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such executor or administrator by check) as soon as practicable after receiving such notice. If the Company does not receive such notice prior to the Date of Exercise with respect for the Offering Period, the Employee's Option shall be deemed to have been exercised by the Employee's estate on such Date of Exercise, and the Company shall (or shall cause the Agent to) deliver to such executor or administrator certificates for any whole shares of Stock previously purchased by the Employee or purchased by the Employee's estate (the value of any fractional share to be returned to such executor or administrator by check) as soon as practicable after such Date of Exercise.

        7. RESTRICTION UPON ASSIGNMENT. An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Employee's lifetime only by the Employee. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Employee. The Company, any Parent Corporation and any Subsidiary Corporation shall not recognize and shall be under no duty to recognize any assignment or alienation of the Employee's interest in the Plan, the Employee's Option or any rights under the Employee's Option.

        8. NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED. With respect to shares of Stock subject to an Option, an Employee shall not be deemed to be a stockholder of the Company, and the Employee shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Employee or his or her nominee following exercise of the Employee's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

        9. CHANGES IN THE STOCK AND CORPORATE EVENTS; ADJUSTMENT OF OPTIONS.

               (a) Subject to Section 9(c), in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

                      (i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Sections 2 and 3 on the maximum number of shares of Stock which may be purchased),

                      (ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options, and

                      (iii) the exercise price with respect to any Option.

               (b) Subject to Section 9(c), in the event of any transaction or event described in Section 9(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Employee's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                      (i) To provide that any or all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion;

                      (ii) To provide that any or all Options outstanding shall be exercised prior to the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises.

                      (iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

                      (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                      (v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of outstanding Options, or Options which may be granted in the future.

               (c) No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of
Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities Exchange Act of 1934, as amended, or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions.

               (d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any affiliate of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company or any affiliate of the Company, or any sale or transfer of all or any part of the assets or business of the Company or any affiliate of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

        10. USE OF FUNDS; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Employee or credited to any Employee's Account with respect to such funds.

        11. DIVIDENDS.

               (a) Cash dividends and other cash distributions received by the Agent with respect to Stock held in its custody hereunder will be credited to each Employee's Account in accordance with such Employee's interests in such Stock, and shall be applied, as soon as practicable after the receipt thereof by the Agent, to the purchase in the open market at prevailing market prices of the number of whole shares of Stock that may be purchased with such funds (after deductions of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares of Stock and not otherwise paid by the Company.)

               (b) All purchases of shares of Stock made pursuant to this
Section 11 will be made in the name of the Agent or its nominee, and shall be transferred and credited to the Account(s) of the Employees to which such dividends or other distributions were credited. Dividends paid in the form of shares of Stock will be allocated by the Agent, as and when received, with respect to Stock held in its custody hereunder to the Account of each Employee in accordance with such Employee's interests in such Stock. Property, other than Stock or cash, received by the Agent as a distribution on Stock held in its custody hereunder, shall be sold by the Agent for the accounts of Employees, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Stock held in its custody hereunder.

        12. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan to:
(a) change the number of shares of Stock that may be sold pursuant to Options under the Plan, (b) alter the requirements for eligibility to participate in the Plan, or (c) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

        13. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS.

               (a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies, resigns or is removed from office by the Board. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Employee.

               (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

               (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

               (d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Employees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

        14. DESIGNATION OF SUBSIDIARY CORPORATIONS. The Board shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

        15. NO RIGHTS AS AN EMPLOYEE. Nothing in the Plan shall be construed to give any person (including any Eligible Employee) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee) at any time, with or without cause.

        16. TERM; APPROVAL BY STOCKHOLDERS. Subject to approval by the stockholders of the Company in accordance with this Section 16, the Plan shall be in effect until September 30, 2010, unless sooner terminated in accordance with Section 12. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the adoption of the Plan by the Board. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the Company's stockholders; and, provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised and the Company, the Parent Corporation or the Subsidiary Corporation employing an Employee shall pay the Employee the amount credited to the Employee's Account in one lump sum in cash, without interest thereon, and the balance in the Employee's Account shall be reduced by the amount so paid.

        17. EFFECT UPON OTHER PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

        18. CONDITIONS TO ISSUANCE OF STOCK. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

               (a) The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed; and

               (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

               (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

               (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

        19. NOTIFICATION OF DISPOSITION. An Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made:
(a) within two (2) years from the Date of Grant of the Option, or (b) within one
(1) year after the transfer of such shares of Stock to such Employee upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

        20. NOTICES. Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Employee shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

        21. HEADINGS. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                  * * * * * * *

               I hereby certify that The Nextera Enterprises, Inc. Employee Stock Purchase Plan was adopted by the Board of Directors of Nextera Enterprises, Inc. on ______________ ___, 2000.

               Executed at _______________, ___________ on this ___th day of
_______, 2000.


                                     ------------------------------------------
                                     Secretary


                                  * * * * * * *

               I hereby certify that The Nextera Enterprises, Inc. Employee Stock Purchase Plan was approved by the stockholders of Nextera Enterprises, Inc. on ___________ ___, 2001.

               Executed at _______________, ______________ on this ___th day of
_______, 2001.



                                     ------------------------------------------
                                     Secretary

                                   APPENDIX C

             THE AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN
                                       OF
                            NEXTERA ENTERPRISES, INC.
                (AS AMENDED AND RESTATED EFFECTIVE MAY 30, 2001)

               Nextera Enterprises, Inc., a Delaware corporation, has adopted The Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc. (the "Plan"), effective May 30, 2001, which amends and restates The Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc., which was adopted effective April 29, 2000, which amends and restates The 1998 Equity Participation Plan of Nextera Enterprises, Inc., which was adopted effective December 30, 1998, for the benefit of its eligible employees, consultants and directors.

               The purposes of the Plan are as follows:

               (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

               (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

               1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

               1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee (or a delegate of the Committee under Section 10.5) unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

               1.3. Award. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

               1.4. Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

               1.5. Award Limit. "Award Limit" shall mean 3,000,000 shares of Class A Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

               1.6. Board. "Board" shall mean the Board of Directors of the Company.

               1.7. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                      (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept;

                      (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause
        (i) who were still in office at the time such election or nomination was approved by the Board;

                      (c) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

                      (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               1.8. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

               1.9. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

               1.10. Class A Common Stock. "Class A Common Stock" shall mean the Class A Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Class A Common Stock.

               1.11. Common Stock. "Common Stock" shall mean the Class A Common Stock of the Company, par value $0.001 per share, and the Class B Common Stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

               1.12. Company. "Company" shall mean Nextera Enterprises, Inc., a Delaware corporation.

               1.13. Consultant. "Consultant" shall mean any consultant or adviser if:

                      (a) the consultant or adviser renders bona fide services to the Company;

                      (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                      (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

               1.14. Deferred Stock. "Deferred Stock" shall mean Class A Common Stock awarded under Article VIII of the Plan.

               1.15. Director. "Director" shall mean a member of the Board.

               1.16. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Class A Common Stock) of dividends paid on Class A Common Stock, awarded under Article VIII of the Plan.

               1.17. Disability. "Disability" shall mean, with respect to any Holder, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Holder from performing his or her employment or consultant duties, or (ii) the absence of such Holder from his or her employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of ninety (90) days during any one hundred twenty (120) day period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by a licensed, board certified physician.

               1.18. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

               1.19. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

               1.20. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               1.21. Fair Market Value. "Fair Market Value" of a share of Class A Common Stock as of a given date shall be (a) the average closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the ten most current trading days immediately prior to such date, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the average mean between the closing representative bid and asked prices for the Class A Common Stock on the ten (10) most recent trading days immediately prior to such date as reported by NASDAQ or such successor quotation system; or (c) if Class A Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Class A Common Stock as established by the Administrator acting in good faith. The Administrator shall determine the Fair Market Value at least once each calendar quarter and such determination shall apply until the Administrator has made another determination of Fair Market Value.

               1.22. Holder. "Holder" shall mean a person who has been granted or awarded an Award.

               1.23. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

               1.24. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

               1.25. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

               1.26. Option. "Option" shall mean a stock option granted under
Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

               1.27. Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Class A Common Stock or a combination of both, awarded under Article VIII of the Plan.

               1.28. Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Class A Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

               1.29. Plan. "Plan" shall mean The 1998 Equity Participation Plan of Nextera Enterprises, Inc.

               1.30. Restricted Stock. "Restricted Stock" shall mean Class A Common Stock awarded under Article VII of the Plan.

               1.31. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

               1.32. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

               1.33. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

               1.34. Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

               1.35. Stock Payment. "Stock Payment" shall mean (a) a payment in the form of shares of Class A Common Stock, or (b) an option or other right to purchase shares of Class A Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

               1.36. Subsidiary. "Subsidiary" shall mean (a) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (b) any partnership in which the Company is a general partner, (c) any limited liability company in which the Company is a managing member, or (d) any partnership or limited liability company in which the Company possesses a 50% or greater interest in the total capital or total income of such partnership.

               1.37. Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

               1.38. Termination for Cause. "Termination for Cause" shall mean the time when the employee-employer or Consultant-employer relationship between a Holder and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the Holder's employment or consultancy agreement; provided however, that if termination for cause is not therein defined, the following shall constitute "Cause" for the termination of the Holder's employee-employer or Consultant-client relationship:

                      (a) material dishonest statements or acts of the Holder with respect to the Company or any affiliate of the Company;

                      (b) indictment of the Holder for (i) a felony or (ii) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud ("indictment," for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

                      (c) willful misconduct by the Holder after three (3) days written notice and an opportunity to cure;

                      (d) gross negligence, or willful failure or refusal of the Holder to comply with explicit directions of the Board after fifteen
        (15) days written notice and an opportunity to cure.

               In making any determination under this Section 1.38 the Board shall act fairly and in good faith and shall give the Holder an opportunity to appear and be heard at a meeting of the Board or any committee thereof and present evidence on his behalf.

               1.39. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

               1.40. Termination of Directorship. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

               1.41. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

               2.1. Shares Subject to Plan.

                      (a) The shares of stock subject to Awards shall be Class A Common Stock, initially shares of the Company's Class A Common Stock, par value $0.001 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Twelve Million (19,000,000). The shares of Class A Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                      (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

               2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Class A Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Class A Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Notwithstanding the provisions of this Section 2.2, no shares of Class A Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

               3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

               3.2. Provisions Applicable to Section 162(m) Participants.

                      (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any

        Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service,
        (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                      (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

               3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

               3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to render faithful and efficient services to the Company or a Subsidiary.

               3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

               4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

               4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

               4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

               4.4. Granting of Options to Employees and Consultants.

                      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                         (i) Determine which Employees are key Employees and
                    select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                         (ii) Subject to the Award Limit, determine the number
                    of shares to be subject to such Options granted to the selected key Employees or Consultants;

                         (iii) Subject to Section 4.3, determine whether such
                    Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                         (iv) Determine the terms and conditions of such
                    Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to satisfy the applicable provisions of Section 162(m) of the Code.

                      (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                      (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

               4.5. Granting of Options to Independent Directors.

                      The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                      (a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the
        Plan) such of them as in its opinion should be granted Options;

                      (b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

                      (c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

               All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

                                   ARTICLE V.

                                TERMS OF OPTIONS

               5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Class A Common Stock, unless otherwise permitted by applicable state law and:

                      (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted;

                      (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Class A Common Stock on the date the

        Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

                      (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
        Code).

               5.2. Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, however, that:

                      (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

                      (b) In the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of equity of the Company or any Subsidiary;

                      (c) Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Directorship, Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination; and

                      (d) Unless otherwise permitted by applicable securities laws, in the event of a Holder's Termination of Directorship, Termination of Employment or Termination of Consultancy for any reason except death, Disability or Termination for Cause, the Holder shall have at least ninety (90) days from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option, and in the event of a Holder's Termination of Directorship, Termination of Employment or Termination of Consultancy due to the Holder's death or Disability, the Holder shall have at least one hundred eighty (180) days from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option. Notwithstanding the forgoing, if a Holder's Termination of Directorship, Termination of Employment or Termination of Consultancy also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Holder's right to exercise his or her Options on the date of such termination or such other time as the Committee (or the Board in the case of Options granted to Independent Directors), in its discretion, shall deem appropriate.

               5.3. Option Vesting

                      (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                      (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option; provided, however that if a Holder's employment, in the case of an Employee, or provision of services, in the case of a Consultant, terminated by reason of death or Disability, the Option shall become exercisable with respect to one-hundred percent (100%) of the Class A Common Stock subject to such Option.

                      (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

               5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

               5.5. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

                      (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                      (b) the aggregate exercise price thereof; does not exceed the excess of;

                      (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                      (d) the aggregate exercise price of such shares.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

               6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

               6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                      (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                      (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                      (c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                      (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised and for payment of any applicable withholding or other applicable employment taxes with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion
        (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of the Company's Class A Common Stock which have been owned by the Optionee for a period of more than six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; or (iv) allow payment through any combination of cash and the consideration provided in the foregoing subparagraphs (ii) and/or (iii). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

               6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                      (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                      (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                      (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

               6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

               6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Class A Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

               6.6. Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                      (a) the expiration of twelve (12) months from the date of the Holder's death;

                      (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his Disability;

                      (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his Disability, unless the Holder dies within said three-month period; or

                      (d) the expiration of ten (10) years from the date the Option was granted.

               6.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

               7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

               7.2. Award of Restricted Stock

                      (a) The Committee may from time to time, in its absolute discretion:

                         (i) Determine which Employees are key Employees and
                    select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                         (ii) Determine the purchase price, if any, and other
                    terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                      (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Class A Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                      (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

               7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Class A Common Stock shall be subject to the restrictions set forth in Section 7.4.

               7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or Disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

               7.5. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or Disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

               7.6. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

               7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

               7.8. Section 83(b) Election. If a Holder makes an election under
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VIII.

    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

               8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award. Each Independent Director of the Company shall be eligible to be granted one or more Dividend Equivalents at the times and in the manner set forth in Section 8.3(c).

               8.2. Performance Awards. Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

               8.3. Dividend Equivalents.

                      (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Class A Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Class A Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                      (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Class A Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Class A Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                      (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Class A Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Class A Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

                      (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of
        Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

               8.4. Stock Payments. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the

Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

               8.5. Deferred Stock. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Class A Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Class A Common Stock underlying the Award has been issued.

               8.6. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment granted to any Employee or Consultant shall be set by the Committee in its discretion. The term of a Dividend Equivalent granted to any Independent Director shall be set by the Board in its discretion.

               8.7. Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Class A Common Stock, unless otherwise permitted by applicable state law.

               8.8. Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or Disability, or otherwise.

               8.9. Form of Payment. Payment of the amount determined under
Section 8.2 or 8.3 above shall be in cash, in Class A Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Class A Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                   ARTICLE IX.

                            STOCK APPRECIATION RIGHTS

               9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

               9.2. Coupled Stock Appreciation Rights.

                      (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                      (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                      (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Class A Common Stock on the date of exercise of the CSAR by the number of shares of Class A Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

               9.3. Independent Stock Appreciation Rights.

                      (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Class A Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Class A Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or Disability, or otherwise.

                      (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Class A Common Stock on the date of exercise of the ISAR by the number of shares of Class A Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

               9.4. Payment and Limitations on Exercise.

                      (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Class A Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Class A Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

                      (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE X.

                                 ADMINISTRATION

               10.1. Compensation Committee. Prior to the Company's initial registration of Class A Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

               10.2. Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the

Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

               10.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

               10.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

               10.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

               11.1. Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

               During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

               11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                      (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

                      (b) The expiration of ten (10) years from the date the Plan is approved by the Company's stockholders under Section 11.4.

               11.3. Changes in Class A Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                      (a) Subject to Section 11.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Class A Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Class A Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Class A Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                         (i) the number and kind of shares of Class A Common
                    Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                         (ii) the number and kind of shares of Class A Common
                    Stock (or other securities or property) subject to outstanding Awards, and

                         (iii) the grant or exercise price with respect to any
                    Award.

                      (b) Subject to Sections 11.3(d) and (e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                         (i) To provide for either the purchase of any such
                    Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                         (ii) To provide that the Award cannot vest, be
                    exercised or become payable after such event;

                         (iii) To provide that such Award shall be exercisable
                    as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

                         (iv) To provide that such Award be assumed by the
                    successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                         (v) To make adjustments in the number and type of
                    shares of Class A Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                         (vi) To provide that, for a specified period of time
                    prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section
                    7.5 or forfeiture under Section 7.4 after such event.

                      (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                      (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Class A Common Stock subject to any Award shall always be rounded to the next whole number.

                      (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award

        Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                      (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class A Common Stock or the rights thereof or which are convertible into or exchangeable for Class A Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

               11.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders (by a majority of the outstanding common stock entitled to vote thereon with the voting rights set forth in the Company's Amended and Restated Certificate of Incorporation) within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

               11.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Class A Common Stock otherwise issuable under such Award (or allow the return of shares of Class A Common Stock) having a Fair Market Value equal to the sums required to be withheld.

               11.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

               11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that
(a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Class A Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator.

               11.8. Effect of Plan Upon Options and Compensation Plans.

                      (a) The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary, other than superseding the Amended and Restated Employee Equity Participation Plan of Nextera Enterprises, L.L.C., a Delaware limited liability company ("Nextera LLC"). Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                      (b) Options granted under this Plan to replace options granted to the employees of Nextera LLC, shall have the aggregate option exercise price, the vesting schedule and term as set forth in the Equity Participation Agreements granted by Nextera LLC to the optionees thereunder.

               11.9. Lock-Up in Connection with Initial Public Offering. Each Award Agreement issued pursuant to this Plan prior to the initial public offering of the Company's Common Stock shall include provisions substantially similar to the following:

                "To induce the underwriters that may participate in an initial public offering (the "Initial Public Offering") of the Company's Common Stock to continue their efforts in connection with the Initial Public Offering, the undersigned, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Initial Public Offering:

                         (i) agrees not to (x) offer, pledge, sell, contract to
                    sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without prior written consent of the lead managing underwriter of such Initial Public Offering;

                         (ii) agrees not to make any demand for, or exercise any
                    right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of the lead underwriter; and

                         (iii) authorizes the Company to cause the transfer
                    agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

        Notwithstanding the foregoing, the restrictions set forth in clauses
        (i), (ii) and (iii) above shall not apply to any transfer of Common Stock to a "Controlled Affiliate" or pursuant to a "Qualified Transfer" (as each such term is defined in the Company's Amended and Restated Certificate of Incorporation); provided that prior to any such transfer the transferee agrees in writing to be bound by the provisions of this
        Section 11.9.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth in this Section, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned."

               11.10. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Class A Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

               11.11. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

               11.12. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                      * * *


               I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Nextera Enterprises, Inc. as of December 30, 1998, amended and restated as of April 30, 1999, May 5, 1999, April 29, 2000 and further amended and restated effective May 30, 2000.



                                   ---------------------------------
                                   Stanley E. Maron
                                   Secretary

                            NEXTERA ENTERPRISES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 12, 2001


The undersigned stockholder of Nextera Enterprises, Inc., a Delaware corporation (the "Company"), hereby appoints Steven B. Fink and Stanley E. Maron, and each of them, as proxies for the undersigned with full power of substitution, to attend the annual meeting of the Company's stockholders to be held on July 12, 2001 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.



                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)



--------------------------------------------------------------------------------


                            - FOLD AND DETACH HERE -

]                                                         Please mark
                                                        your votes as
                                                         indicated in
                                                        this example.      /X/




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.



1.   To elect the following persons who are nominees to the Company's Board of
     Directors:

     Nominees: 01 Roger Brossy

               02 Gregory J. Clark

               03 Ralph Finerman

               04 Steven B. Fink

               05 Keith D. Grinstein

               06 Stanley E. Maron

               07 Vincent C. Perro

               08 Richard V. Sandler

               09 Richard L. Sandor

               10 David Schneider

               11 Karl L. Sussman

                   FOR                                 WITHHOLD
                   ALL                                 FOR ALL
                                     (except as indicated to the contrary below)

                   / /                                   / /


INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below


--------------------------------------------------------------------------------



2. To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 75,000,000 to 95,000,000 shares.

     FOR                           AGAINST                       ABSTAIN

     / /                             / /                           / /




3. To approve an amendment and restatement of the Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc., to increase the number of shares available for issuance under the plan and to increase the maximum annual award.

     FOR                           AGAINST                       ABSTAIN

     / /                             / /                           / /




4.   To approve the Nextera Enterprises, Inc. Employee Stock Purchase Plan.

     FOR                           AGAINST                       ABSTAIN

     / /                             / /                           / /




5. To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2001.

     FOR                           AGAINST                       ABSTAIN

     / /                             / /                           / /




          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

          In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

          All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.


PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature(s):                                                Dated        , 2001
--------------------------------------------------------------------------------


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

                     - DETACH HERE FROM PROXY VOTING CARD -